LOAN AGREEMENT
                                 --------------

     THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of the 25th day of April, 2000, by and between ARCH AIR MEDICAL SERVICE, INC., a Missouri corporation ("Borrower"), and FIRSTAR BANK, N.A., a national banking association ("Lender").

                                   WITNESSETH:
                                   ----------

     WHEREAS, Borrower has applied for (a) a revolving credit loan from Lender in an aggregate principal amount of up to $1,500,000.00 and (b) a term loan from Lender in the original principal amount of $1,350,000.00; and

     WHEREAS, Lender is willing to make said revolving credit loan and said term loan to Borrower upon, and subject to, the terms, provisions and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby mutually covenant and agree as follows:

SECTION 1.  DEFINITIONS.
-----------------------

     1.01  Definitions.  In  addition  to  the  terms  defined elsewhere in this
           -----------
Agreement or in any Exhibit or Schedule hereto, when used in this Agreement, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):

     Account  Debtor shall mean any Person who is and/or may become obligated to
     ---------------
Borrower  under  or  on  account  of  any  of  the  Accounts.

     Accounts  shall  mean  all trade accounts receivable of Borrower which have
     --------
been  invoiced  by  Borrower.

     Acquisition  shall  mean any transaction or series of related transactions,
     -----------
consummated on or after the date of this Agreement, by which Borrower or any Subsidiary directly or indirectly (a) acquires all or substantially all of the assets comprising one or more business units of any other Person, whether through purchase of assets, merger or otherwise or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least (i) a majority (in number of votes) of the stock and/or other securities of a corporation having ordinary voting power for the election of directors (other than stock and/or other securities having such power only by reason of the happening of a contingency), (ii) a majority (by percentage of voting power) of the outstanding partnership interests of a partnership, (iii) a majority (by percentage of voting power) of the outstanding membership interests of a limited liability company or (iv) a majority of the ownership interests in any organization or entity other than a corporation or partnership.

     Affiliate  shall  mean  any Person (a) which directly or indirectly through
     ---------
one or more intermediaries controls, is controlled by or is under common control with Borrower or any Subsidiary, (b) which directly or indirectly through one or more intermediaries beneficially owns or holds or has the power to direct the voting power of Five Percent (5%) or more of any class of capital stock or other equity interests of Borrower or any Subsidiary, (c) which has Five Percent (5%) or more of any class of its capital stock or other equity interests beneficially owned or held, directly or indirectly, by Borrower or any Subsidiary or (d) who is a director, officer or employee of Borrower or any Subsidiary. For purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     Assignment of Leases and Rents shall mean that certain Assignment of Leases
     ------------------------------
and Rents dated the date hereof and executed by Borrower in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated.

     Attorneys' Fees shall mean the reasonable value of the services (and costs,
     ---------------
charges and expenses related thereto) of the attorneys (and all paralegals, accountants and other staff employed by such attorneys) employed by Lender (including, without limitation, attorneys and paralegals who are employees of Lender or any affiliate of Lender) from time to time (a) in connection with the negotiation, preparation, execution, delivery, amendment, modification, extension, renewal, administration and/or enforcement of this Agreement and/or any of the other Transaction Documents, (b) in connection with the preparation, negotiation or execution of any waiver or consent with respect to this Agreement or any of the other Transaction Documents, (c) in connection with any Default or Event of Default under this Agreement, (d) to represent Lender in any litigation, contest, dispute, suit or proceeding, or to commence, defend or intervene in any litigation, contest, dispute, suit or proceeding, or to file any petition, complaint, answer, motion or other pleading or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Borrower or any other Person and whether in bankruptcy or otherwise) in any way or respect relating to this Agreement or any of the other Transaction Documents, Borrower, any other Obligor, any Subsidiary, any Collateral or any Third Party Collateral, (e) to protect, collect, lease, sell, take possession of or liquidate any Collateral or any Third Party Collateral, (f) to attempt to enforce any security interest in or other Lien upon any Collateral or any Third Party Collateral or to give any advice with respect to such enforcement and/or (g) to enforce any of the rights or remedies of Lender to collect any of the Borrower's Obligations and/or any Guarantee thereof.

     Borrower's  Obligations  shall  mean  any  and  all  present  and  future
     -----------------------
indebtedness (principal, interest, fees, collection costs and expenses, and other amounts), liabilities and obligations (including, without limitation, guaranty obligations, letter of credit reimbursement obligations and indemnity obligations) of Borrower to Lender evidenced by or arising under this Agreement, the Notes, any of the other Transaction Documents and/or any other agreement, document or instrument heretofore, now or hereafter executed and delivered by Borrower to Lender, in each case whether now existing or hereafter arising, absolute or contingent, joint and/or several, secured or unsecured, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise, and whether created directly or acquired by Lender by assignment or otherwise, and any and all costs of collection and/or Attorneys' Fees incurred or to be incurred in connection therewith.

     Borrowing  Base shall have the meaning ascribed thereto in Section 2.01(b).
     ---------------

     Borrowing  Base  Certificate  shall  have  the  meaning ascribed thereto in
     ----------------------------
Section  2.01(c).

     Borrowing  Notice  shall have the meaning ascribed thereto in Section 2.02.
     -----------------

     Business  Day shall mean any day except a Saturday, Sunday or legal holiday
     -------------
observed  by  Lender.

     Capital  Expenditure  shall  mean any expenditure which, in accordance with
     --------------------
GAAP, is required to be capitalized on the balance sheet of the Person making the same.

     Capitalized  Lease  shall  mean  any lease of Property, whether real and/or
     ------------------
personal, by a Person as lessee which in accordance with GAAP is required to be capitalized on the balance sheet of such Person.

     Capitalized  Lease  Obligations of any Person shall mean, as of the date of
     -------------------------------
any determination thereof, the amount at which the aggregate rental obligations due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a balance sheet of such Person in accordance with GAAP.

     CERCLA  shall  mean  the Comprehensive Environmental Response, Compensation
     ------
and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601 et seq., and as the same may from
                                               -- ---
time  to  time  be  further  amended.

     Change  of Control Event shall mean each and every issue, sale, transfer or
     ------------------------
other disposition, directly or indirectly, of shares of capital stock of Borrower which, after giving effect thereto, results in the Principal Shareholder legally or beneficially owning or controlling in the aggregate less than Fifty-One Percent (51%) (by number of votes) of the Voting Stock of Borrower.

     Code  shall  mean  the  Internal  Revenue Code of 1986, as amended, and any
     ----
successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

     Collateral  shall  mean  any Property or assets of Borrower which now or at
     ----------
any time hereafter secure the payment or performance of any of the Borrower's Obligations.

     Consolidated  Debt shall mean, as of the date of any determination thereof,
     ------------------
all Debt of Borrower and its Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Debt to Consolidated EBITDAR Ratio shall mean, as of the last
     ------------------------------------------------
day of any fiscal quarter of Borrower, the ratio of (a) the sum of (i) Consolidated Debt as of such day plus (ii) an amount equal to six (6) times
                                      ----
Consolidated Operating Lease Expense for the four (4) consecutive fiscal quarter period of Borrower ending on such day to (b) Consolidated EBITDAR for the four
(4)  consecutive  fiscal  quarter  period  of  Borrower  ending  on  such  day.

     Consolidated  EBITDA shall mean, for the period in question, the sum of (a)
     --------------------
Consolidated  Net  Income  during such period plus (b) to the extent deducted in
                                              ----
determining Consolidated Net Income, the sum of (i) Consolidated Interest Expense during such period, plus (ii) all provisions for any Federal, state,
                                ----
local and/or foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred), plus (iii) all depreciation and
                                              ----
amortization  expenses of Borrower and its Subsidiaries during such period, plus
                                                                            ----
(iv)  any  extraordinary  losses during such period plus (v) any losses from the
                                                    ----
sale or other disposition of Property other than in the ordinary course of business during such period minus (c) to the extent added in determining such
                               -----
Consolidated Net Income, the sum of (i) any extraordinary gains during such period plus (ii) any gains from the sale or other disposition of Property other
        ----
than in the ordinary course of business during such period, all determined on a consolidated basis and in accordance with GAAP.

     Consolidated EBITDAR shall mean, for the period in question, the sum of (a)
     --------------------
Consolidated  EBITDA  during  such  period  plus  (b)  to the extent deducted in
                                            ----
determining such Consolidated EBITDA, Consolidated Operating Lease Expense during such period, all determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Fixed  Charge  Coverage  Ratio  shall mean, for the period in
     --------------------------------------------
question, the ratio of (a) Consolidated EBITDAR during such period to (b) Consolidated Fixed Charges during such period, all determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Fixed Charges shall mean, for the period in question, the sum
     ---------------------------
of (a) the aggregate amount of all principal payments made or required to be made by Borrower and its Subsidiaries on all Debt during such period (including the principal portion of payments in respect of Capitalized Leases but excluding principal payments on the Revolving Credit Loans), plus (b) Consolidated
                                                          ----
Interest  Expense  during  such  period,  plus  (c) Consolidated Operating Lease
                                          ----
Expense  during  such period, plus (d) all Capital Expenditures made by Borrower
                              ----
and its Subsidiaries during such period (net of any Debt incurred by Borrower or such Subsidiary (other than Revolving Credit Loans) to finance such Capital Expenditure) plus (e) all provisions for any Federal, state, local and/or
              ----
foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred), all determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Interest  Expense  shall  mean,  for  the period in question,
     -------------------------------
without duplication, all gross interest expense of Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and/or related amortization and other fees and charges owed by Borrower and its Subsidiaries with respect to letters of credit, the net costs associated with interest swap obligations of Borrower and its Subsidiaries, capitalized interest expense, the interest portion of Capitalized Lease Obligations and the interest portion of any deferred payment obligation) during such period, all determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Net  Income  shall mean the after-tax net income (or loss) of
     -------------------------
Borrower and its Subsidiaries for the period in question, determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Net  Worth  shall  mean,  as of the date of any determination
     ------------------------
thereof,  the  amount  of  the capital stock accounts (net of treasury stock, at cost)  of  Borrower  and  its Subsidiaries as of such date plus (or minus in the
                                                           ----     -----
case of a deficit) the surplus and retained earnings of Borrower and its Subsidiaries as of such date, all determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Operating  Lease  Expense  shall  mean,  for  the  period  in
     ---------------------------------------
question, the aggregate amount of all Operating Lease Expenses of Borrower and its Subsidiaries during such period, all determined on a consolidated basis and in accordance with GAAP.

     Consolidated  Total  Liabilities  shall  mean,  as  of  the  date  of  any
     --------------------------------
determination  thereof,  all  liabilities of Borrower and its Subsidiaries as of
     -----
such  date,  determined  on  a  consolidated  basis and in accordance with GAAP.

     Default  shall  mean  any event or condition the occurrence of which would,
     -------
with the lapse of time or the giving of notice or both, become an Event of Default as defined in Section 6 hereof.

     Debt of any Person shall mean, as of the date of determination thereof, the
     ----
sum of (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the purchase or other acquisition of Property or assets (other than unsecured trade accounts payable incurred in the ordinary course of business) plus (b) all Capitalized Lease Obligations of such Person
                       ----
plus (c) all Guarantees by such Person of Debt of others plus (d) the aggregate undrawn face amount of all letters of credit issued for the account of and/or upon the application of such Person together with all unreimbursed drawings with respect thereto.

     Distribution  in respect of any corporation or other entity shall mean: (a)
     ------------
dividends or other distributions on or in respect of any of the capital stock or other equity interests of such corporation or other entity; and (b) the redemption, repurchase or other acquisition of any capital stock or other equity interests of such corporation or other entity or of any warrants, rights or other options to purchase any such capital stock or other equity interests.

     Eligible  Accounts  shall mean all Accounts other than:  (a) Accounts which
     ------------------
remain unpaid for more than one hundred-twenty (120) days after their invoice dates and Accounts which are not due and payable within one hundred-twenty (120) days after their invoice dates; (b) Accounts owing by a single Account Debtor, including a currently scheduled Account, if Ten Percent (10%) or more of the balance owing by said Account Debtor upon said Accounts is ineligible pursuant to clause (a) above; (c) Accounts with respect to which the Account Debtor is a shareholder or partner of Borrower or an Affiliate; (d) Accounts with respect to which payment by the Account Debtor is or may be conditional and Accounts commonly known as bill and hold Accounts or Accounts of a similar or like arrangement; (e) Accounts with respect to which the Account Debtor is not a resident or citizen of or otherwise located in the continental United States of America, unless such Accounts are backed in full by an irrevocable letter of credit in form and substance satisfactory to Lender issued by a domestic commercial bank acceptable to Lender; (f) Accounts with respect to which the Account Debtor is the United States of America, any state of the United States or any other governmental body or any department, agency or instrumentality of any of the foregoing; (g) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by such Account Debtor to Borrower, but only to the extent of Borrower's then aggregate liability to such Account Debtor (i.e. the excess of the aggregate face amount of Accounts of such Account Debtor over the aggregate liability of Borrower to such Account Debtor shall constitute an Eligible Account unless otherwise excepted under this definition of Eligible Accounts); (h) Accounts with respect to which the goods giving rise thereto have not been shipped and delivered to and accepted as satisfactory by the Account Debtor thereof or with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the Account Debtor thereof; (i) Accounts which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than five (5) days after the shipment and delivery to said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto; (j) Accounts with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by Borrower (or by any agent or custodian of Borrower) for the account of or subject to further and/or future direction from the Account Debtor thereof; (k) Accounts arising from a consignment sale, a "sale on approval" or a "sale or return"; (l) Accounts as to which Lender, at any time or times hereafter, determines, in good faith, that the prospects of payment or performance by the Account Debtor is or will be impaired in any material respect; (m) Accounts of an Account Debtor to the extent, but only to the extent, that the same exceed a credit limit determined by Lender in its good faith discretion, at any time or times hereafter; (n) Accounts which are subject to any dispute, offset, counterclaim, discount (except for prompt payment discounts that do not exceed Two Percent (2%) of the invoice amount) or other claim or defense on the part of the Account Debtor or to any claim on the part of the Account Debtor contesting or denying liability under such Account; (o) Accounts with respect to which the Account Debtor is located in the State of New Jersey, the State of Minnesota or the State of West Virginia; provided, however, that such restriction shall not apply if Borrower (i) has filed and has effective (A) in respect of Account Debtors located in the State of New Jersey, a Notice of Business Activities Report with the State of New Jersey Division of Taxation for the then current year, (B) in respect of Account Debtors located in the State of Minnesota, a Minnesota Business Activity Report with the Minnesota Department of Revenue for the then current year or (C) in respect of Account Debtors located in the State of West Virginia, a West Virginia Business Activity Report with the West Virginia Department of Tax and Revenue for the then current year, as applicable, or (ii) is otherwise exempt from such reporting requirements under the laws of such State(s); and (p) Accounts which are not subject to a first priority perfected security interest in favor of Lender.

     Environmental  Claim  shall mean any administrative, regulatory or judicial
     --------------------
action, judgment, order, consent decree, suit, demand, demand letter, claim, Lien, notice of non-compliance or violation, investigation or other proceeding arising (a) pursuant to any Environmental Law or governmental or regulatory approval issued under any such Environmental Law, (b) from the presence, use, generation, storage, treatment, Release, threatened Release, disposal, remediation or other existence of any Hazardous Substance, (c) from any removal, remedial, corrective or other response action pursuant to an Environmental Law or the order of any governmental or regulatory authority or agency, (d) from any third party seeking damages, contribution, indemnification, cost recovery, compensation, injunctive or other relief in connection with a Hazardous Substance or arising from alleged injury or threat of injury to health, safety, natural resources or the environment or (e) from any Lien against any Property owned, leased or operated by Borrower or any Subsidiary in favor of any governmental or regulatory authority or agency in connection with a Release, threatened Release or disposal of a Hazardous Substance.

     Environmental  Law  shall  mean any Federal, state, local, foreign or other
     ------------------
statute, law, rule, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to Releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, Hazardous Substances or crude oil, or any fraction thereof, to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any rule, regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to any of the Property owned, leased or operated by Borrower or any Subsidiary or the operation, construction or modification of any such Property, including, without limitation, the following:
CERCLA, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water

Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1970, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state or local law, and any state or local statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the Release or threatened Release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

     ERISA  shall  mean  the Employee Retirement Income Security Act of 1974, as
     -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

     ERISA  Affiliate  shall  mean  any  corporation, trade or business that is,
     ----------------
along with Borrower or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

     Event  of  Default  shall  have  the meaning ascribed thereto in Section 6.
     ------------------

     GAAP  shall  mean, at any time, generally accepted accounting principles at
     ----
such  time  in  the  United  States.

     Guarantee  by any Person shall mean any obligation (other than endorsements
     ---------
of negotiable instruments for deposit or collection in the ordinary course of business), contingent or otherwise, of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, liability, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any Property constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the then outstanding principal amount of such Indebtedness for borrowed money which has been guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited. Guarantee when used as a verb shall have a correlative
                        ---------
meaning.

     Guarantors  shall mean Air Methods Corporation and Mercy Air Services, Inc.
     ----------
and  Guarantor  shall  mean  any  one  of  the  foregoing.
     ---------

     Guaranty  shall  mean  that certain Unlimited Continuing Guaranty dated the
     --------
date hereof and executed by the Guarantors in favor of Lender with respect to the indebtedness of Borrower to Lender, as the same may from time to time be amended, modified, extended or renewed.

     Hazardous  Substance  shall mean any hazardous or toxic material, substance
     --------------------
or waste, pollutant or contaminant which is regulated under any Environmental Law or any other statute, law, ordinance, rule or regulation of any local, state, regional, Federal or international body, instrumentality, authority, agency or official having jurisdiction over any of the Property owned, leased or operated by Borrower or any Subsidiary or its use, including, without limitation, any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. 1317), as amended; (b) regulated as a hazardous waste under Section 1004 or Section 3001 of the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), as amended;
                                                           -- ---
(c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et
seq.), as amended; or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

     Illinois  Mortgage  shall mean that certain Leasehold Mortgage and Security
     ------------------
Agreement dated the date hereof and executed by Borrower in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated.

     Indebtedness  shall  mean, with respect to any Person, without duplication,
     ------------
all indebtedness, liabilities and obligations of such Person which in accordance with GAAP are required to be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the purchase or other acquisition of Property or assets, (b) obligations secured by any Lien on, or payable out of the proceeds of or production from, any Property or assets owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations, (c) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships of which such Person is a venturer or general partner, recourse to which may be had against such Person, (d) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (e) Capitalized Lease Obligations of such Person, (f) indebtedness, liabilities and obligations of such Person under Guarantees and (g) the aggregate undrawn face amount of all letters of credit issued for the account of and/or upon the application of such Person together with all unreimbursed drawings with respect thereto.

     Intangible  Assets  shall  mean  all  patents,  trademarks,  service marks,
     ------------------
copyrights, trade names, goodwill (including any amounts, however designated, representing the cost of acquisition of business and investments in excess of the book value thereof), unamortized debt discount and expense, unamortized deferred charges, deferred research and development costs, any write-up of asset value after the date of this Agreement, non-competition covenants, signing bonuses, prepaid expenses and other forms of prepaid assets, deferred taxes, officer or employee advances, intercompany accounts, investments in and receivables due from affiliates, deposits for insurance, utilities and the like, and any other assets treated as intangible assets under GAAP.

     Inventory  shall  mean  all  inventory  of  Borrower.
     ---------

     Investment  shall  mean any investment by Borrower or any Subsidiary in any
     ----------
Person, whether payment therefor is made in cash or capital stock of Borrower or any Subsidiary, and whether such investment is by acquisition of stock or Indebtedness, or by loan, advance, transfer of property out of the ordinary course of business, capital contribution, equity or profit sharing interest, extension of credit on terms other than those normal in the ordinary course of business or otherwise.

     Lender's  Revolving  Credit  Commitment  shall  mean  the  sum  of  $
     ---------------------------------------
1,500,000.00.

     Lien  shall  mean  any interest in any Property securing an obligation owed
     ----
to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract, including, without limitation, any security interest, mortgage, deed of trust, pledge, hypothecation, judgment lien or other lien or encumbrance of any kind or nature whatsoever, any conditional sale or trust receipt, any lease, consignment or bailment for security purposes and any Capitalized Lease. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.

     Loan  shall  mean  each  Revolving  Credit Loan and the Term Loan and Loans
     ----                                                                  -----
shall  mean  any  or  all  of  the  foregoing.

     Material  Adverse  Effect  shall  mean (a) a material adverse effect on the
     -------------------------
Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, any other Obligor and/or any Subsidiary, (b) material impairment of the ability of Borrower and/or any other Obligor to perform any of its obligations under this Agreement, the Notes or any of the other Transaction Documents or (c) material impairment of the enforceability of the rights of, or benefits available to, Lender under this Agreement, the Notes or any of the other Transaction Documents.

     Missouri  Deed  of Trust shall mean that certain Deed of Trust and Security
     ------------------------
Agreement dated the date hereof and executed by Borrower for the benefit of Lender, as the same may from time to time be amended, modified, extended, renewed or restated.

     Moody's  shall  mean  Moody's  Investors  Service,  Inc.
     -------

     Multi-Employer  Plan  shall  mean  a  "multi-employer  plan"  as defined in
     --------------------
Section 4001(a)(3) of ERISA which is maintained for employees of Borrower, any Subsidiary or any ERISA Affiliate or to which Borrower, any Subsidiary or any ERISA Affiliate has contributed in the past or currently contributes.

     Notes  shall  mean  the  Revolving  Credit  Note  and  the  Term Loan Note.
     -----

     Obligor shall mean Borrower, each Guarantor and each other Person who is or
     -------
shall at any time hereafter become primarily or secondarily liable on any of the Borrower's Obligations or who grants Lender a Lien upon any of the Property or assets of such Person as security for any of the Borrower's Obligations.

     Occupational  Safety and Health Laws shall mean the Occupational Safety and
     ------------------------------------
Health Act of 1970, as amended, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety, as now or at any time hereafter in effect.

     Operating  Lease  shall  mean  any  lease  of Property, whether real and/or
     ----------------
personal,  by  a  Person  as  lessee  which  is  not  a  Capitalized  Lease.

     Operating  Lease  Expenses  shall  mean with respect to any Person, for the
     --------------------------
period in question, the aggregate amount of rental and other expenses incurred by such Person in respect of Operating Leases during such period, all determined in accordance with GAAP.

     Parent  shall  mean  Air  Methods  Corporation,  a  Delaware  corporation.
     ------

     PBGC  shall  mean  the  Pension Benefit Guaranty Corporation and any entity
     ----
succeeding  to  any  or  all  of  its  functions  under  ERISA.

     Pension  Plan  shall  mean  a  "pension  plan,"  as such term is defined in
     -------------
Section 3(2) of ERISA, which is established or maintained by Borrower, any Subsidiary or any ERISA Affiliate, other than a Multi-Employer Plan.

     Permitted  Liens  shall  mean  any  of  the  following:
     ----------------

          (a)     Liens  in  favor  of  Lender;

          (b) Liens on Property or assets of a Subsidiary to secure obligations of such Subsidiary to Borrower;

          (c) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided payment thereof is not at the time required by Section 5.01(d) and/or 5.01(e);

          (d) Liens (other than any Liens imposed by ERISA) incidental to the conduct of business or the ownership of Properties (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money or the purchase or other acquisition of Property; provided in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been set aside;

          (e) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary or desirable for the conduct of the activities of Borrower and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair the use of such real properties in the operation of the business of the Borrower and its Subsidiaries;

          (f)     Liens  existing as of the date of this Agreement and listed on
Schedule  4.12  attached  hereto;  and
--------------

          (g) purchase money Liens granted to a Person financing a Capital Expenditure so long as (i) the Lien granted is limited to the specific fixed assets acquired and the proceeds thereof, (ii) the aggregate principal amount of Debt secured by the Lien is not more than the acquisition cost of the specific fixed assets on which the Lien is granted and (iii) the transaction does not violate any other provision of this Agreement.

     Person  shall  mean any individual, sole proprietorship, partnership, joint
     ------
venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     Prime  Rate  shall  mean  the  interest rate announced from time to time by
     -----------
Lender as its "prime rate" (which rate shall fluctuate as and when said prime rate shall change). Borrower acknowledges that such "prime rate" is a reference rate and does not necessarily represent the lowest or best rate offered by Lender to its customers.

     Principal  Shareholder  shall  mean  Mercy  Air  Service,  Inc.
     ----------------------

     Property  shall mean any interest in any kind of property or asset, whether
     --------
real,  personal  or mixed, or tangible or intangible.  Properties shall mean the
                                                       ----------
plural of Property. For purposes of this Agreement, Borrower and each Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Rate  of  Dilution  of  Borrower's  Accounts  shall  mean  the value of all
     ------------------
non-cash credits to Borrower's Accounts (including, without limitation, bad debt expense) during the twelve (12) month period immediately preceding the date of calculation divided by Borrower's sales during said period. The Rate of Dilution shall be calculated by Lender in connection with each of its collateral examinations of the Borrower's Accounts (which calculation shall be conclusive in the absence of manifest error), and the Rate of Dilution as so calculated by Lender shall be and remain the applicable Rate of Dilution until the next collateral examination is performed by Lender. If the Rate of Dilution at the time of any calculation thereof has increased or decreased from the prior calculation thereof, then Lender shall adjust the advance rate for Accounts used in the Borrowing Base accordingly.

     RCRA  shall  mean  the Solid Waste Disposal Act, as amended by the Resource
     ----
Conservation  and  Recovery Act of 1976 and Hazardous and Solid Waste Amendments
of  1984,  42  U.S.C.   6901  et  seq.,  and  any  future  amendments.
                              --  ---

     Release  shall  mean  any  spilling,  leaking,  pumping, pouring, emitting,
     -------
emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks and/or other receptacles containing (or containing traces of) any Hazardous Substance.

     Reportable  Event  shall  have  the  meaning  given  to such term in ERISA.
     -----------------

     Restricted  Investment shall mean any Investment, or any expenditure or any
     ----------------------
incurrence of any liability to make any expenditure for an Investment, other than:

          (a) loans and/or advances by any Subsidiary to Borrower which are subordinated in writing to the payment of the Borrower's Obligations in form and substance satisfactory to Lender;

          (b) direct obligations of the United States of America or any instrumentality or agency thereof, the payment of which is unconditionally guaranteed by the United States of America or any instrumentality or agency thereof (all of which Investments must mature within twelve (12) months from the time of acquisition thereof);

          (c) Investments in readily marketable commercial paper which, at the time of acquisition thereof by Borrower or any Subsidiary, is rated A-1 or better by S&P and P-1 or better by Moody's and which matures within 270 days from the date of acquisition thereof, provided that the issuer of such commercial paper shall, at the time of acquisition of such commercial paper, have a senior long-term debt rating of at least A by S&P and Moody's;

          (d) negotiable certificates of deposit or negotiable bankers acceptances issued by Lender or any other bank or trust company organized under the laws of the United States of America or any state thereof, which bank or trust company (other than Lender to which such restrictions shall not apply) is a member of both the Federal Deposit Insurance Corporation and the Federal Reserve System and has a Thomson BankWatch Global Issuer Rating of "B" or better (all of which Investments must mature within twelve (12) months from the time of acquisition thereof);

          (e) repurchase agreements, which shall be collateralized for at least 102% of face value, issued by Lender or any other bank or trust company organized under the laws of the United States or any state thereof, which bank or trust company (other than Lender to which such restrictions shall not apply) is a member of both the Federal Deposit Insurance Corporation and the Federal Reserve System and has a Thomson BankWatch Global Issuer Rating of "B" or better (all of which Investments must mature within twelve (12) months from the time of acquisition thereof);

          (f)     Investments  existing  as  of  the date hereof as described in
Schedule  4.18  attached  hereto,  and  any  future retained earnings in respect
--------------
thereof;  and

          (g) loans or advances in the usual and ordinary course of business to officers and/or employees of Borrower or a Subsidiary for business expenses in the aggregate principal amount of up to $25,000 at any one time outstanding.

     Revolving  Credit Loan and Revolving Credit Loans shall have the respective
     ----------------------     ----------------------
meanings  ascribed  thereto  in  Section  2.01(a).

     Revolving  Credit  Note  shall have the meaning ascribed thereto in Section
     -----------------------
2.02.

     Revolving  Credit  Period  shall  mean the period commencing on the date of
     -------------------------
this  Agreement  and  ending  April  25,  2001.

     S&P  shall  mean  Standard  and  Poor's  Ratings  Group.
     ---

     Security  Agreement  shall  mean  that certain Security Agreement dated the
     -------------------
date hereof and executed by Borrower in favor of Lender, as the same may from time to time be amended, modified, extended, or restated.

     Subordinated  Indebtedness  shall mean, as of the date of any determination
     --------------------------
thereof, the aggregate principal amount of all Indebtedness of Borrower outstanding as of such date which is subordinated in writing (either by its terms or pursuant to a subordination agreement) to the payment and priority of all of the Borrower's Obligations in form and substance satisfactory to Lender.

     Subsidiary  shall  mean  any corporation or other entity of which more than
     ----------
Fifty Percent (50%) of the issued and outstanding capital stock or other equity interests entitled to vote for the election of directors or other persons performing similar functions (other than by reason of default in the payment of dividends) is at the time owned directly or indirectly by Borrower or any Subsidiary.

     Term  Loan  shall  have  the  meaning  ascribed  thereto  in  Section 2.03.
     ----------

     Term  Loan  Note  shall  have the meaning ascribed thereto in Section 2.03.
     ----------------

     Third  Party  Collateral  shall  mean any Property or assets of any Obligor
     ------------------------
other than Borrower which now or at any time hereafter secure the payment or performance of any of the Borrower's Obligations or any Guarantee thereof.

     Total  Revolving  Credit  Outstandings  shall  mean,  as  of  any date, the
     --------------------------------------
aggregate principal amount of all Revolving Credit Loans outstanding as of such date.

     Transaction  Documents  shall  mean this Agreement, the Notes, the Security
     ----------------------
Agreement, the Guaranty, the Illinois Mortgage, the Missouri Deed of Trust, the Assignment of Leases and Rents and all other agreements, documents and instruments heretofore, now or hereafter delivered to Lender with respect to or in connection with or pursuant to this Agreement, any Loans made hereunder or any of the other Borrower's Obligations, and executed by or on behalf of Borrower and/or any other Obligor, all as the same may from time to time be amended, modified, extended, renewed or restated.

     Unused  Availability  shall mean, as of any date, the sum of (a) the lesser
     --------------------
of  (i)  the  amount  of Lender's Revolving Credit Commitment as of such date or
(ii)  the  Borrowing  Base  as of such date minus (b) the Total Revolving Credit
                                            -----
Outstandings  as  of  such  date.

     Voting  Stock  shall  mean,  with respect to any corporation, any shares of
     -------------
stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation
(irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     Welfare Plan shall mean a "welfare plan" as such term is defined in Section
     ------------
3(1) of ERISA, which is established or maintained by Borrower, any Subsidiary or any ERISA Affiliate, other than a Multi-Employer Plan.

     1.02  Accounting Terms and Determinations. Except as otherwise specified in
           -----------------------------------
this Agreement, all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes approved by Lender and by Borrower's independent certified public accountants) with the most recent audited financial statements of Borrower delivered to Lender.

SECTION2.  THE  LOANS.
---------------------

     2.01     Revolving  Credit  Loans.
              ------------------------

     (a) Subject to the terms and conditions of this Agreement, during the Revolving Credit Period of this Agreement, and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Lender hereby agrees to make such loans (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") to Borrower as Borrower may from time to time request pursuant to Section 2.02. The aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding under this Agreement at any one time shall not exceed the lesser of (i) the Lender's Revolving Credit Commitment or (ii) the Borrowing Base. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay and reborrow such sums from Lender, provided, however, that in no event may the Total Revolving Credit Outstandings on any given day exceed the lesser of (A) the Lender's Revolving Credit Commitment as of such day or (B) the Borrowing Base as of such day. All Revolving Credit Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon, shall be due and payable on the last day of the Revolving Credit Period. Notwithstanding anything herein to the contrary, for a period of thirty (30) consecutive days during the Revolving Credit Period, Borrower agrees to pay the principal balance of all outstanding Revolving Credit Loans, together with all accrued and unpaid interest thereon, to $0 and maintain such $0 balance throughout such thirty (30) day period.

     (b) For purposes of this Agreement, the "Borrowing Base" shall mean an amount equal to Eighty Percent (80%) of the face amount of all then existing Eligible Accounts (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith and/or adjustments for reserves and allowances deemed appropriate by Lender in its good faith discretion);

     Notwithstanding any provision contained in this Section 2.01(b) to the contrary, Lender may at any time and from time to time, in its sole and absolute discretion, loan to Borrower more than the above stated percentage of Eligible Accounts without notice to Borrower; provided, however, that no such over-advance shall establish a custom or course of dealing or entitle Borrower to any subsequent over-advance under the same or different circumstances.

     Lender reserves the right at any time and from time to time in its good faith discretion to increase or decrease the percentage advance rates on Eligible Accounts specified in this Section 2.01(b) upon seven (7) days' prior written notice to Borrower.

     (c) Borrower shall deliver to Lender on the tenth (10) Business Day of each month hereafter (calculated as of the close of business on the last day of the preceding month) (or at such other intervals as Lender shall require from time to time), a borrowing base certificate in the form of Exhibit A attached
                                                              ---------
hereto and incorporated herein by reference (or in such other form as Lender shall require from time to time) (each, a "Borrowing Base Certificate") setting forth:

          (i) the Borrowing Base and its components as of the end of the immediately preceding Business Day;

          (ii) the sum of the Total Revolving Credit Outstandings as of the end of the immediately preceding Business Day; and

          (iii) the difference, if any, between the Borrowing Base and the sum of the Total Revolving Credit Outstandings as of the end of the immediately preceding Business Day.

The Borrowing Base shown in such Borrowing Base Certificate (subject to adjustment for collections of Accounts received by Lender since the date of such Borrowing Base Certificate) shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to Lender, at which time the Borrowing Base shall be the amount shown in such subsequent Borrowing Base Certificate. Each Borrowing Base Certificate shall be certified as to truth and accuracy by the president, the chief financial officer or the chief accounting officer of Borrower.

     (d) If at any time the Total Revolving Credit Outstandings are greater than the Borrowing Base as shown on the most recent Borrowing Base Certificate, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Revolving Credit Loans in an amount sufficient to reduce the amount of the Total Revolving Credit Outstandings to the amount of the Borrowing Base.

     2.02     Procedure  for  Borrowing.  Subject to the terms and conditions of
              -------------------------
this Agreement, Lender shall cause the Revolving Credit Loans to be made to Borrower at any time and from time to time during the Revolving Credit Period of this Agreement upon timely prior oral or written notice ("Borrowing Notice") to Lender specifying (a) the desired amount of the Revolving Credit Loan and (b) the date on which the Revolving Credit Loan proceeds are to be made available to Borrower, which must be a Business Day. Each Borrowing Notice must be received by Lender not later than 12:00 noon (St. Louis time) on the Business Day on which a Revolving Credit Loan is to be made. Subject to the terms and conditions of this Agreement, provided that Lender has received the Borrowing Notice, Lender shall (unless Lender determines that any applicable condition specified in Section 3 has not been satisfied) make such Revolving Credit Loan to Borrower by crediting the amount of such Revolving Credit Loan to an account of Borrower at Lender, not later than 2:30 p.m. (St. Louis time) on the Business Day specified in said Borrowing Notice. Borrower hereby authorizes Lender to rely on telephonic, telegraphic, telecopy, telex or written instructions of any individual identifying himself or herself as one of the individuals listed on
Schedule  2.02  attached  hereto  (or  any  other  individual  from time to time
--------------
authorized to act on behalf of Borrower pursuant to a resolution adopted by the Board of Directors of Borrower and certified by the Secretary of Borrower and delivered to Lender) with respect to any request to make a Revolving Credit Loan or a repayment hereunder, and on any signature which Lender believes to be genuine, and Borrower shall be bound thereby in the same manner as if such person were actually authorized or such signature were genuine. Borrower also hereby agrees to indemnify Lender and hold Lender harmless from and against any and all claims, demands, damages, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with the acceptance of instructions for making Revolving Credit Loans or repayments hereunder. The Revolving Credit Loans shall be evidenced by a Revolving Credit Note of Borrower dated the date hereof and payable to the order of Lender in the original principal amount of $1,500,000.00 in the form attached hereto as Exhibit B and
                                                                   ---------
incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the "Revolving Credit Note").

     2.03     Term  Loan.  Lender  hereby agrees to make Borrower a term loan on
              ----------
the date hereof in the original principal amount of $1,350,000.00 (the "Term Loan"). The Term Loan shall be evidenced by a Term Loan Promissory Note of Borrower dated the date hereof and payable to the order of Lender in the original principal amount of $1,350,000.00 in the form attached hereto as Exhibit C and incorporated herein by reference (as the same may from time to
----------

time be amended, modified, extended, renewed or restated, the "Term Loan Note"). The Term Loan Note shall mature on April 25, 2007 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Term Loan Note shall be payable as provided in the Term Loan Note.

Any provision of this Agreement or the Term Loan Note to the contrary notwithstanding, the unpaid principal balance of the Term Loan plus accrued interest thereon shall be immediately due and payable upon acceleration of Borrower's Obligations as provided in Section 6 hereof or in the event of termination of this Agreement.

     2.04     Interest  Rates.  So  long  as  no  Event  of  Default  under this
              ---------------
Agreement has been declared by Lender and is continuing, (a) each Revolving Credit Loan shall bear interest prior to maturity at a rate per annum equal to the Prime Rate (fluctuating as and when the Prime Rate shall change) and (b) the Term Loan shall bear interest prior to maturity at a rate per annum equal to Eight and 01/100 Percent (8.01%). So long as any Event of Default under this Agreement has been declared by Lender and is continuing, (a) each Revolving Credit Loan shall bear interest prior to maturity at a rate per annum equal to Three Percent (3%) over and above the Prime Rate (fluctuating as and when the Prime Rate shall change) and (b) the Term Loan shall bear interest prior to maturity at a rate per annum equal to Eleven and 01/100 Percent (11.01%). From and after the maturity of the Revolving Credit Note, whether by reason of acceleration or otherwise, each Revolving Credit Loan shall bear interest payable on demand until paid at a rate per annum equal to Three Percent (3%) over and above the Prime Rate (fluctuating as and when the Prime Rate shall change). From and after the maturity of the Term Loan Note, the Term Loan shall bear interest payable on demand until paid at a rate per annum equal to Eleven and 01/100 Percent (11.01%). Interest shall be computed with respect to all Loans on an actual day, 360-day year basis.

     2.05     Interest  Payments.  Borrower  shall pay Lender on the first (1st)
              ------------------
day of each month, commencing with the first (1st) day of the first (1st) month following the date each Revolving Credit Loan was made, all accrued and unpaid interest on each Revolving Credit Loan. Notwithstanding any provision contained in this Agreement to the contrary, all accrued and unpaid interest on the Revolving Credit Loans shall also be paid at the maturity of the Revolving Credit Note, whether by reason of acceleration or otherwise. Borrower shall pay Lender interest on the Term Loan as provided in the Term Loan Note. Notwithstanding any provision contained in this Agreement to the contrary, all accrued and unpaid interest on the Term Loan shall also be paid at the maturity of the Term Loan Note, whether by reason of acceleration or otherwise. In the event any payment of interest shall become due on a day which is not a Business Day, such interest payment shall be due and payable on the next succeeding Business Day.

     2.06     Prepayment.  Subject to the provisions of Section 2.10 and 2.07 of
              ----------
this Agreement, (a) Borrower shall have the right to prepay all at any time or any portion from time to time of the unpaid principal of any Revolving Credit Loan prior to maturity, without penalty or premium, and (b) Borrower shall have the right to prepay all at any time or any portion from time to time of the unpaid principal balance of the Term Loan prior to maturity, provided that (i) partial prepayments shall be applied to installments of principal of the Term Loan in the inverse order of their stated maturities, (ii) on each prepayment date, Borrower shall pay to the order of Lender all accrued and unpaid interest on the principal portion of the Term Loan being prepaid to and including the date of such prepayment, and (iii) Borrower shall pay the Prepayment Fee and other amounts, if any, under Section 2.07.

     2.07     Prepayment  Fee.  Borrower  hereby  agrees  to  pay  Lender,  upon
              ---------------
prepayment of all or part of the principal amount of the Term Loan before final maturity, a prepayment fee ("Prepayment Fee") in an amount equal to the product of (A) the amount of principal of each installment so prepaid, each respectively multiplied by (B) the product of (1) a rate of interest equal to the difference (not less than zero) between the rate of interest then applicable to the Term Loan and the yield-to-maturity of U.S. Treasury securities selected by Bank, as reported in the Wall Street Journal, Midwest Edition, or any similar publication
                -------------------
or newspaper selected by Bank, on the Business Day before the date of such prepayment, having an original maturity closest to, but not later than, the respective due date of the applicable installment of principal being prepaid, multiplied by (2) the number of days from and including the date of such prepayment to but not including the respective due date of the applicable installment of principal being prepaid divided by three hundred sixty (360). All determinations, estimates, assumptions, allocations and the like required for the determination of such Prepayment Fees shall be made by Bank in good faith, and Bank's determination shall be final, binding and conclusive upon Borrower. If Borrower fails to pay any Prepayment Fee when due, the amount of such Prepayment Fee shall thereafter bear interest until paid at the default rate applicable to the Term Loan specified in this Agreement (computed on the basis of a 360-day year, actual days elapsed).

     2.08     Method  of  Making  Interest  and  Other  Payments; Application of
              ------------------------------------------------------------------
Payments. Lender may, at its option, deem interest and other amounts payable under this Agreement (including any principal portion of the Term Loan which is then due and payable but excluding the principal balance of the Revolving Credit Loans) to be paid by causing a Revolving Credit Loan to be made to Borrower in such amount(s). Solely for the purpose of calculating interest earned by Lender, payment by or for the account of Borrower shall be applied by the Lender on account of the Borrower's Obligations on the second (2nd) Business Day after a deposit of funds is made in the amount of that payment in Lender's operating account at Lender. Deposits received after 12:00 noon. (St. Louis time) shall be deemed to have been received or deposited on the following Business Day.

     2.09     Late Fees.  If Borrower fails to make any payment of any principal
              ---------
of or interest on any Loan within ten (10) days after the date the same shall become due and payable, whether by reason of maturity, acceleration or otherwise, in addition to all of the other rights and remedies of Lender under this Agreement and at law or in equity, Borrower shall pay Lender on demand with respect to each such late payment a late fee in an amount equal to the greater of $100.00 or Five Percent (5%) of the amount of each such late payment.

     2.10     Early  Termination  and Early Termination Fee.  Borrower may elect
              ---------------------------------------------
to terminate this Agreement at any time. Borrower hereby agrees that in the event that Lender or Borrower elects to terminate this Agreement (including, without limitation, any termination by Lender as a result of the occurrence of an Event of Default under this Agreement), Borrower will pay to Lender the total of the following: (a) any amount of interest accrued through the date of termination with respect to the outstanding Borrower's Obligations; and (b) the outstanding Borrower's Obligations.

     2.11     General  Provisions  as  to  Payments.  Borrower  shall  make each
              -------------------------------------
payment of principal of, and interest on, the Loans and of fees and all other amounts payable under this Agreement not later than 12:00 noon (St. Louis time) on the date when due, in Federal or other funds immediately available in St. Louis, Missouri, to Lender at its address referred to in Section 7.07. Payments received after 12:00 noon. (St. Louis time) shall be deemed to have been received on the following Business Day. Whenever any payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time.

SECTION3.  PRECONDITIONS  TO  LOANS.
-----------------------------------

     3.01     Initial  Loan.  Notwithstanding  any  provision  contained in this
              -------------
Agreement to the contrary, Lender shall have no obligation to make the initial Loan under this Agreement unless Lender shall have first received:

     (a) this Agreement and the Notes, each executed by a duly authorized officer of Borrower;

     (b) the Security Agreement (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith, each executed by a duly authorized officer of Borrower;

     (c) the Missouri Deed of Trust (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith, each executed by a duly authorized officer of Borrower;

     (d) the Assignment of Leases and Rents (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith, each executed by a duly authorized officer of Borrower;

     (e) a title commitment for an ALTA Loan Policy (Form 1970) for the real property covered by the Missouri Deed of Trust in an amount acceptable to the Lender, with all standard exceptions deleted, no other exceptions unless previously approved by the Lender and with such affirmative coverages as the Lender shall require, including, without limitation, a zoning endorsement, a comprehensive endorsement, a future advance endorsement, a survey endorsement, an access endorsement, a separate tax parcel, and a last dollar endorsement;

     (f) copies of all recorded plats and title exceptions affecting the real property covered by the Missouri Deed of Trust;

     (g) an appraisal of the real property covered by the Missouri Deed of Trust in form and substance satisfactory to the Lender prepared by an appraiser selected by the Lender;

     (h) such environmental assessments of the real property covered by the Missouri Deed of Trust as shall be required by the Lender, including, without limitation, appropriate environmental inspections, tests and record searches, and a report thereof by an environmental engineer or other Person satisfactory to the Lender stating there is no evidence of hazardous or toxic materials on or affecting any such real property together with a reliance letter acceptable to the Lender;

     (i) the Illinois Mortgage (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith, each executed by a duly authorized officer of Borrower;

     (j) a title commitment for an ALTA Loan Policy (Form 1970) for the real property covered by the Illinois Mortgage in an amount acceptable to the Lender, with all standard exceptions deleted, no other exceptions unless previously approved by the Lender and with such affirmative coverages as the Lender shall require, including, without limitation, a zoning endorsement, a comprehensive endorsement, a future advance endorsement, a survey endorsement, an access endorsement, a separate tax parcel, and a last dollar endorsement;

     (k) copies of all recorded plats and title exceptions affecting the real property covered by the Illinois Mortgage;

     (l) an appraisal of the real property covered by the Illinois Mortgage in form and substance satisfactory to the Lender prepared by an appraiser selected by the Lender;

     (m) such environmental assessments of the real property covered by the Illinois Mortgage as shall be required by the Lender, including, without limitation, appropriate environmental inspections, tests and record searches, and a report thereof by an environmental engineer or other Person satisfactory to the Lender stating there is no evidence of hazardous or toxic materials on or affecting any such real property together with a reliance letter acceptable to the Lender;

     (n) a landlord estoppel letter (which must be in form and substance satisfactory to the Lender), duly executed by the owner of the real property covered by the Illinois Mortgage;

     (o) the Guaranty (which must be in form and substance satisfactory to Lender), duly executed by each of the Guarantors;

     (p) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents executed by Borrower, certified by the Secretary of Borrower;

     (q) a copy of the Articles of Incorporation of Borrower, including any amendments thereto, certified by the Secretary of State of the State of Missouri;

     (r) a copy of the By-Laws of Borrower, including any amendments thereto, certified by the Secretary of Borrower;

     (s) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing any of the Transaction Documents;

     (t) certificates of corporate good standing of Borrower issued by the Secretaries of State of the States of Missouri and Illinois;

     (u) a copy of the Certificate of Incorporation of Air Methods Corporation, including any amendments thereto, certified by the Secretary of State of the State of Delaware;

     (v) a copy of the By-Laws of Air Methods Corporation, including any amendments thereto, certified by the Secretary of Air Methods Corporation;

     (w) an incumbency certificate, executed by the Secretary of Air Methods Corporation, which shall identify by name and title and bear the signatures of all of the officers of Air Methods Corporation executing any of the Transaction Documents;

     (x) certificates of corporate good standing of Air Methods Corporation issued by the Secretaries of State of the States of Missouri and Delaware;

     (y) a copy of the Articles of Incorporation of Mercy Air Service, Inc., including any amendments thereto, certified by the Secretary of State of the State of California;

     (z) a copy of the By-Laws of Mercy Air Service, Inc., including any amendments thereto, certified by the Secretary of Mercy Air Service, Inc.;

     (aa) an incumbency certificate, executed by the Secretary of Mercy Air Service, Inc., which shall identify by name and title and bear the signatures of all of the officers of Mercy Air Service, Inc. executing any of the Transaction Documents;

     (bb) certificates of corporate good standing of Mercy Air Service, Inc. issued by the Secretaries of State of the States of Missouri and California;

     (cc) an opinion of counsel of Davis, Graham & Stubbs LLP, outside counsel to Borrower and the Guarantors, in form and substance satisfactory to Lender and Lender's counsel;

     (dd)     the  initial  Borrowing  Base  Certificate  required  by  Section
2.01(c);

     (ee)     the  Borrowing  Notice  required  by  Section  2.02;

     (ff) evidence of the proper filing of UCC-1 Financing Statements perfecting first priority security interests in favor of Lender in all of the Collateral and all of the Third Party Collateral;

     (gg) UCC-3 Termination Statements for all UCC-1 Financing Statements filed of record against Borrower other than UCC-1 Financing Statements relating to Permitted Liens;

     (hh) evidence satisfactory to Lender of the insurance required by this Agreement and the other Transaction Documents together with loss payable endorsements in form and substance satisfactory to Lender, duly executed by the insurance company;

     (ii) copies of all financial statements and other Exhibits and Schedules required by this Agreement and the other Transaction Documents;

     (jj) a letter of direction from Borrower with respect to the disbursement of the proceeds of the initial Loans under this Agreement;

     (kk) such mortgagee, bailee, landlord or warehousemen's waivers as Lender may deem necessary regarding locations at which Collateral is or will be stored or otherwise located;

     (ll) evidence satisfactory to the Lender that Borrower has consummated the acquisition of the assets of Area Rescue Consortium of Hospitals pursuant to that certain Asset Purchase Agreement dated March 23, 2000, by and among Area Rescue Consortium of Hospitals, as seller, Air Methods Corporation and Mercy Air Service, Inc., as buyers, and assigned by buyers to Borrower pursuant to that certain Assignment Agreement dated April 18, 2000 by and among such seller and buyers (the "ARCH Acquisition Agreement"), the terms and provisions (including the purchase price) of which ARCH Acquisition Agreement must be acceptable to the Lender, which evidence shall include (i) a certificate of all "buyer" parties to the ARCH Acquisition Agreement that all of the conditions to such parties' obligations thereunder which are required to be satisfied as of or prior to closing have been satisfied or effectively waived and (ii) a certificate of all "seller" parties to the ARCH Acquisition Agreement that all of the conditions to such parties' obligations thereunder which are required to be satisfied as of or prior to closing have been satisfied or effectively waived; and

     (mm) such other agreements, documents, instruments and certificates as Lender may reasonably request.

     Any one or more of the conditions set forth above which have not been satisfied by Borrower on or prior to the date of disbursement of the initial Loan hereunder shall not be deemed permanently waived by Lender unless Lender shall waive the same in a writing which expressly states that the waiver is permanent, and in all cases in which the waiver is not stated to be permanent Lender may at any time subsequent thereto insist upon compliance and satisfaction of any such condition as a condition to any subsequent Loan hereunder and failure to Borrower to comply with any such condition within three
(3) Business Day's written notice from Lender to Borrower shall constitute an Event of Default under this Agreement.

     3.02     All  Loans.  Notwithstanding  any  provision  contained  in  this
              ----------
Agreement to the contrary, Lender shall have no obligation to make any Loan under this Agreement unless:

     (a) Lender shall have received a current Borrowing Base Certificate as required by Section 2.01(c);

     (b) if such Loan is a Revolving Credit Loan, Lender shall have received a Borrowing Notice for such Revolving Credit Loan as required by Section 2.02;

     (c) both immediately before and immediately after giving effect to such Loan, no Default or Event of Default under this Agreement shall have occurred and be continuing;

     (d) no material adverse change in the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, any other Obligor and/or any Subsidiary shall have occurred since the date of this Agreement and be continuing; and

     (e) all of the representations and warranties made by Borrower in this Agreement and/or in any other Transaction Document shall be true and correct in all material respects on and as of the date of such Loan as if made on and as of the date of such Loan (and for purposes of this Section 3.02(e), the representations and warranties made by Borrower in Section 4.04 shall be deemed to refer to the most recent financial statements of Borrower delivered to Lender pursuant to Section 5.01(a)).

     Each request for a Loan by Borrower under this Agreement shall be deemed to be a representation and warranty by Borrower on the date of such Loan as to the facts specified in clauses (c), (d) and (e) of this Section 3.02.

SECTION 4.  REPRESENTATIONS  AND  WARRANTIES.
-------------------------------------------

     Borrower  hereby  represents  and  warrants  to  Lender  that:

     4.01     Corporate Existence and Power.  Borrower and each Subsidiary:  (a)
              -----------------------------
is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate powers required to carry on its business as now conducted; (c) has all requisite governmental and regulatory licenses, authorizations, consents and approvals required to carry on its business as now conducted, except such licenses, authorizations, consents and approvals the failure to have could not reasonably be expected to have a Material Adverse Effect; and (d) is qualified to transact business as a foreign corporation in, and is in good standing under the laws of, all states in which it is required by applicable law to maintain such qualification and good standing except for those states in which the failure to qualify or maintain good standing could not reasonably be expected to have a Material Adverse Effect.

     4.02     Corporate  Authorization.  The execution, delivery and performance
              ------------------------
by Borrower of this Agreement, the Notes and the other Transaction Documents to which Borrower is a party are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action.

     4.03     Binding  Effect.  This  Agreement,  the  Notes  and  the  other
              ---------------
Transaction Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.04     Financial  Statements.  Borrower  has  furnished  Lender with such
              ---------------------
financial statements of Parent and Area Rescue Consortium of Hospitals as Lender has requested. Borrower represents and warrants to Lender that (a) such financial statements with respect to Parent fairly present the condition of Parent and its Subsidiaries as of the dates thereof, (b) there has been no material adverse change in the condition or operation, financial or otherwise, of Parent or any of its Subsidiaries since the last date of any such financial statements, (c) neither Parent nor any of its Subsidiaries had any direct or contingent liabilities which were not disclosed on said financial statements or the notes thereto (to the extent such disclosure is required by GAAP); and (d) Borrower has no knowledge of any facts, circumstances or omissions that make or may make the financial statements furnished with respect to Area Rescue Consortium of Hospitals untrue, incorrect or misleading in any material respect.

     4.05     Litigation.  Except as disclosed on Schedule 4.05 attached hereto,
              ----------                          -------------
there is no action or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary before any court, arbitrator or any governmental, regulatory or administrative body, instrumentality, authority, agency or official which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary is in default with respect to any order, writ, injunction, decision or decree of any court, arbitrator or any governmental, regulatory or administrative body, instrumentality, authority, agency or official, a default under which could reasonably be expected to have a Material Adverse Effect. There are no outstanding judgments against Borrower or any Subsidiary.

     4.06     Pension  and  Welfare  Plans.  Each  Pension Plan and Welfare Plan
              ----------------------------
complies in all material respects with ERISA and all other applicable statutes and governmental and regulatory rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan; neither Borrower nor any Subsidiary nor any ERISA Affiliate has withdrawn from any Multi-Employer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 or 4205 of ERISA, respectively; neither Borrower nor any Subsidiary nor any ERISA Affiliate has entered into an agreement pursuant to Section 4204 of ERISA; neither Borrower nor any Subsidiary nor any ERISA Affiliate has in the past contributed to or currently contributes to a Multi-Employer Plan; neither Borrower nor any Subsidiary nor any ERISA Affiliate has any withdrawal liability with respect to a Multi-Employer Plan; no steps have been instituted by Borrower or any Subsidiary or any ERISA Affiliate to terminate any Pension Plan; no condition exists or event or transaction has occurred in connection with any Pension Plan, Multi-Employer Plan or Welfare Plan which could result in the incurrence by Borrower or any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty; and neither Borrower nor any Subsidiary nor any ERISA Affiliate is a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA of a "single-employer plan" as defined in Section 4001(a)(15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control. Except as disclosed on the consolidated financial statements of Borrower and its Subsidiaries delivered by Borrower to Lender, neither Borrower nor any Subsidiary nor any ERISA Affiliate has any liability with respect to any Welfare Plan.

     4.07     Tax  Returns  and Payment.  Borrower and each Subsidiary has filed
              -------------------------
all Federal, state, local and other income and other tax returns which are required to be filed and has paid all taxes which have become due pursuant to such returns and all other taxes, assessments, fees and other governmental charges upon Borrower or such Subsidiary, as the case may be, and/or upon their respective Properties, assets, income and franchises which have become due and payable by Borrower or such Subsidiary, as the case may be, except those wherein the amount, applicability or validity are being contested by Borrower or such Subsidiary, as the case may be, by appropriate proceedings being diligently conducted in good faith and in respect of which adequate reserves in accordance with GAAP have been established. There is no asserted or assessed (or to Borrower's knowledge, proposed) tax deficiency against Borrower or any Subsidiary which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect.

     4.08     Subsidiaries.  Borrower  has  no  Subsidiaries  other  than  as
              ------------
identified  on  Schedule 4.08 attached hereto, as the same may from time to time
                -------------
be amended, modified or supplemented as provided herein.  Schedule 4.08 attached
                                                          -------------
hereto correctly sets forth, for each Subsidiary, the number of shares of each class of common and preferred stock authorized for such Subsidiary, the number of outstanding and the percentage of the outstanding shares of each such class owned, directly or indirectly, by Borrower or one or more of its Subsidiaries. All of the issued and outstanding capital stock of each Subsidiary is duly authorized, validly issued and fully paid and nonassessable. Except as disclosed on Schedule 4.08 attached hereto, neither Borrower nor any Subsidiary,
             -------------
individually or collectively, owns or holds, directly or indirectly, any capital stock or equity security of, or any equity interest in, any corporation or business other than Borrower's Subsidiaries. Borrower may at any time amend, modify or supplement Schedule 4.08 by notifying Lender in writing of any changes
                     -------------
thereto, including any formation, acquisition, merger or liquidation of any Subsidiary or any change in the capitalization of any Subsidiary, in each case, in accordance with the terms of this Agreement, and thereby the representations and warranties contained in this Section 4.08 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

     4.09     Compliance  With  Other  Instruments;  None  Burdensome.  Neither
              -------------------------------------------------------
Borrower nor any Subsidiary is a party to any contract or agreement or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect and which is not disclosed on Borrower's financial statements heretofore submitted to Lender; none of the execution and delivery by Borrower of the Transaction Documents, the consummation of the transactions therein contemplated or the compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower, or any of the provisions of the Certificate or Articles of Incorporation or By-Laws of Borrower or any of the provisions of any indenture, agreement, document, instrument or undertaking to which Borrower is a party or subject, or by which Borrower or any Property of Borrower is bound, or conflict with or constitute a default thereunder or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, agreement, document, instrument or undertaking (other than in favor of Lender pursuant to the Transaction Documents). No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental, regulatory, administrative or public body or authority, or any subdivision thereof, or any other Person is required to authorize, or is required in connection with, the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, any of the Transaction Documents.

     4.10     Other  Debt,  Guarantees  and  Capitalized  Leases.  Except  as
              --------------------------------------------------
disclosed  on Schedule 4.10 attached hereto, neither Borrower nor any Subsidiary
              -------------
is a borrower, guarantor or obligor with respect to, or a lessee under, any Debt, Guarantees or Capitalized Leases. Borrower may at any time amend, modify or supplement Schedule 4.10 by notifying Lender in writing of any changes
                --------------
thereto,  and  thereby  the  representations  and  warranties  contained in this
Section 4.10 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

     4.11     Labor Matters.   Neither Borrower nor any Subsidiary is a party to
              -------------
any labor dispute which could reasonably be expected to have a Material Adverse Effect. There are no strikes or walkouts relating to any labor contract to which Borrower or any Subsidiary is subject. Hours worked and payments made to the employees of Borrower and its Subsidiaries have not been in violation of (a) the Fair Labor Standards Act or (b) any other applicable law dealing with such matters, the violation of which could reasonably be expected to have a Material Adverse Effect. All payments due from Borrower or any Subsidiary, or for which any claim may be made against any of them, in respect of wages, employee health and welfare insurance and/or other benefits have been paid or accrued as a liability on their respective books.

     4.12     Title  to  Property.  Borrower and each Subsidiary is the sole and
              -------------------
absolute owner of, or has the legal right to use and occupy, all Property it claims to own or which is necessary for Borrower or such Subsidiary to conduct its business, and all of such Property is free and clear of all Liens other than Permitted Liens. Borrower and each Subsidiary enjoys peaceful and undisturbed possession in all material respects under all leases under which it is operating as a lessee.

     4.13     Regulation  U.  Borrower  is not engaged principally, or as one of
              -------------
its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended) and no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (a) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of any of the Regulations of The Board of Governors of the Federal Reserve System, including, without limitation, Regulations G, U, T or X thereof, as amended. If requested by Lender, Borrower shall furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

     4.14     Multi-Employer  Pension Plan Amendments Act of 1980.  Borrower and
              ---------------------------------------------------
each Subsidiary is in compliance with the Multi-Employer Pension Plan Amendments Act of 1980, as amended ("MEPPAA"), and has no liability for pension contributions pursuant to MEPPAA.

     4.15     Investment Company Act of 1940; Public Utility Holding Company Act
              ------------------------------------------------------------------
of  1935.  Borrower  is  not an "investment company" as that term is defined in,
--------
and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended. Borrower is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     4.16     Patents,  Trademarks,  Copyrights,  Licenses,  Etc.  Except  as
              --------------------------------------------------
disclosed  on Schedule 4.16 attached hereto, neither Borrower nor any Subsidiary
              -------------
has any patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, copyrights, licenses or other intellectual property which are material to the business of Borrower or any Subsidiary. Borrower may at any time amend, modify or supplement Schedule 4.16 by notifying
                                                      -------------
Lender in writing of any changes thereto, and thereby the representations and warranties contained in the first sentence of this Section 4.16 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement. Borrower and each Subsidiary possesses all necessary patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses and other intellectual property to conduct its business without conflict with any patent, patent right, trademark, trademark right, trade name, copyright, license or other intellectual property of any other Person.

     4.17     Environmental  and Safety and Health Matters.  Except as disclosed
              --------------------------------------------
on  Schedule  4.17  attached  hereto:  (a)  the  operations of Borrower and each
    --------------
Subsidiary comply with all applicable Environmental Laws and all applicable Occupational Safety and Health Laws, the violation or noncompliance with which could reasonably be expected to have a Material Adverse Effect; (b) none of the operations of Borrower or any Subsidiary are subject to any Environmental Claim or any judicial, governmental, regulatory or administrative proceeding alleging the violation of any Occupational Safety and Health Law, which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; (c) none of the operations of Borrower or any Subsidiary is the subject of any Federal or state investigation evaluating whether any remedial action is needed to respond to any Release of Hazardous Substances or any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary, which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; (d) neither Borrower nor any Subsidiary has filed any notice under any Environmental Law or Occupational Safety and Health Law indicating or reporting (i) any past or present spillage, leakage or Release into the environment of, or treatment, storage or disposal of, any Hazardous Substance or
(ii) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary; and (e) neither Borrower nor any Subsidiary has any material contingent liability in connection with (i) any spillage, disposal or Release into the environment of, or otherwise with respect to, any Hazardous Substances or (ii) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary.

     4.18     Investments.  Neither  Borrower  nor  any  Subsidiary  has  any
              -----------
Restricted  Investments.

     4.19     No  Default.  No  Default or Event of Default under this Agreement
              -----------
has occurred and is continuing. There is no existing default or event of default under or with respect to any indenture, contract, agreement, lease or other instrument to which Borrower or any Subsidiary is a party or by which any Property of Borrower or any Subsidiary is bound or affected, a default under which could reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary has and is in full compliance with and in good standing with respect to all governmental and regulatory permits, licenses, certificates, consents and franchises necessary to continue to conduct its business as previously conducted by it and to own or lease and operate its Properties as now owned or leased by it, the failure to have or noncompliance with which could reasonably be expected to have a Material Adverse Effect, and, to the best of Borrower's knowledge, none of said permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to Persons engaged in the same or similar business as Borrower or such Subsidiary, as the case may be. Neither Borrower nor any Subsidiary of Borrower is in violation of any applicable statute, law, rule, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, a violation of which could reasonably be expected to have a Material Adverse Effect.

     4.20     Government  Contracts.  Neither  Borrower  nor any Subsidiary is a
              ---------------------
party to or bound by any supply or purchase agreements with the Federal government or any state or local government or any agency thereof, the termination or cancellation of which could reasonably be expected to have a Material Adverse Effect.

     4.21     Purchase  and  Other Commitments and Outstanding Bids. No material
              -----------------------------------------------------
purchase or other commitment of Borrower or any Subsidiary is in excess of the normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or, to the best of Borrower's knowledge, contains terms and conditions more onerous than those usual and customary in the applicable industry. There is no material outstanding bid, sales proposal, contract or unfilled order of Borrower or any Subsidiary which
(a) will, or could if accepted, require Borrower or any Subsidiary to supply goods or services at a cost to Borrower or any Subsidiary in excess of the revenues to be received therefor or (b) quotes prices which do not include a markup over reasonably estimated costs consistent with past markups on similar business based on market conditions current at that time.

     4.22     Disclosure.  Neither  this  Agreement  nor  any of the Exhibits or
              ----------
Schedules hereto nor any certificate or other data furnished to Lender in writing by or on behalf of Borrower or any Subsidiary in connection with the transactions contemplated by this Agreement contains any untrue or incorrect statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. To the best knowledge of Borrower, there is no fact peculiar to Borrower or any Subsidiary which presently has a Material Adverse Effect or in the future (so far as Borrower can now foresee) could reasonably be expected to have a Material Adverse Effect, which has not heretofore been disclosed in writing by Borrower to Lender.

SECTION5.  COVENANTS.
--------------------

     5.01     Affirmative  Covenants of Borrower.  Borrower covenants and agrees
              ----------------------------------
that, so long as Lender has any obligation to make any Loan under this Agreement, any Letter of Credit remains outstanding or any of the Borrower's Obligations remain unpaid:

     (a)     Information.  Borrower  will  deliver  or  cause to be delivered to
             -----------
Lender:

          (i) as soon as available and in any event within ninety (90) days after the end of each fiscal year of Parent, consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case, in comparative form, the figures for the previous fiscal year, all such financial statements to be prepared in accordance with GAAP consistently applied and reported on by and accompanied by the unqualified opinion of KPMG LLP or other independent certified public accountants selected by Parent and reasonably acceptable to Lender;

          (ii) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of each fiscal year of Parent, consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such fiscal month and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal quarter and for the portion of Parent's fiscal year ended at the end of such fiscal quarter, setting forth in each case in comparative form, the figures for the corresponding fiscal quarter and the corresponding portion of Parent's previous fiscal year, all in reasonable detail and satisfactory in form to Lender and certified (subject to normal year-end adjustments and footnote disclosures) as to fairness of presentation, GAAP and consistency by the President or the chief financial officer of Parent;

          (iii) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of each fiscal year of Borrower, consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such fiscal month and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal quarter and for the portion of Borrower's fiscal year ended at the end of such fiscal quarter, setting forth in each case in comparative form, the figures for the corresponding fiscal quarter and the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and satisfactory in form to Lender and certified (subject to normal year-end adjustments and footnote disclosures) as to fairness of presentation, GAAP and consistency by the President or the chief financial officer of Borrower;

          (iv) simultaneously with the delivery of each set of financial statements referred to in Sections 5.01(a)(i), (ii) and (iii) above, a certificate of the chief financial officer of Parent and Borrower (or such other officer of Parent and Borrower as shall be reasonably acceptable to Lender) in the form attached hereto as Exhibit D and incorporated herein by reference,
                                 ---------
accompanied by supporting financial work sheets where appropriate, (A) evidencing Parent's and Borrower's compliance with the financial covenants contained in Section 5.01(o) of this Agreement and the financial covenants contained in the Guaranty, (B) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which Parent or Borrower is taking or proposes to take with respect thereto and (C) certifying that all of the representations and warranties made by Parent, Borrower and/or any other Obligor in this Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate;

          (v) promptly upon receipt thereof, any reports (including, without limitation, any management letters and/or reports) submitted to Parent, Borrower or any Subsidiary (other than reports previously delivered pursuant to Sections 5.01(a)(i), (ii) and (iii) above) by independent accountants in connection with any annual, interim or special audit made by them of the books of Parent, Borrower or any Subsidiary;

          (vi) within fifteen (15) days after the end of each fiscal month of Borrower, (A) an Accounts Trial Balance of Borrower indicating which Accounts are current, up to 30, 30 to 60, 60 to 90, 90 to 120 and 120 days or more past the invoice date and including, if requested by Lender, a listing of the names and addresses of all applicable Account Debtors and (B) upon request of Lender, a summary of accounts payable of Borrower showing which accounts payable are current, up to 30, 30 to 60, 60 to 90 and 90 days or more past due and including, if requested by Lender, a listing of the names and addresses of applicable creditors, all in form and detail reasonably satisfactory to Lender and certified as being true, correct and complete in all material respects by the President or the chief financial officer of Borrower;

          (vii) at such intervals as Lender may request, such information and reports regarding Borrower's Inventory as Lender may from time to time request, all in form and detail reasonably satisfactory to Lender and certified as being true, correct and complete by the President or the chief financial officer of Borrower;

          (viii) as soon as available and in any event within thirty (30) days after the beginning of each fiscal year of Parent, consolidated and consolidating balance sheet, income statement and cash flow projections for Parent and its Subsidiaries for such fiscal year on a month-by-month basis, all in form and detail reasonably acceptable to Lender; and

          (ix) as soon as available and in any event within thirty (30) days after the beginning of each fiscal year of Borrower, consolidated and consolidating balance sheet, income statement and cash flow projections for Borrower and its Subsidiaries for such fiscal year on a month-by-month basis, all in form and detail reasonably acceptable to Lender; and

          (x) with reasonable promptness, such further information regarding the business, affairs and financial condition of Borrower or any Subsidiary as Lender may from time to time reasonably request.

     Lender is hereby authorized to deliver a copy of any financial statement or other information made available by Parent, Borrower or any Subsidiary to any regulatory authority having jurisdiction over Lender, pursuant to any request therefor.

     (b)     Payment  of  Indebtedness.  Borrower  will,  and it will cause each
             -------------------------
Subsidiary to, (i) pay and discharge any and all Indebtedness payable or Guaranteed by Borrower or such Subsidiary, as the case may be, and any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in accordance with the agreement, document or instrument relating to such Indebtedness or Guarantee and (ii) faithfully perform, observe and discharge all covenants, conditions and obligations which are imposed upon Borrower or such Subsidiary, as the case may be, by any and all agreements, documents, instruments and indentures evidencing, securing or otherwise relating to such Indebtedness or Guarantee.

     (c)     Maintenance  of  Books  and Records; Consultations and Inspections.
             ------------------------------------------------------------------
Borrower will, and it will cause each Subsidiary to, maintain books and records sufficient to permit the preparation of financial statements in accordance with GAAP and in which true, correct and complete entries shall be made of all dealings and transactions in relation to its business and activities. Borrower will, and it will cause each Subsidiary to, permit Lender (and any Person appointed by Lender to whom Borrower does not reasonably object) to discuss the affairs, finances and accounts of Borrower and each Subsidiary with the officers of Borrower and each Subsidiary and their independent public accountants, all at such reasonable times and as often as Lender may from time to time reasonably request. Borrower will also permit, and will cause each Subsidiary to permit, inspection of its Properties, books and records by the Lender during normal business hours and at other reasonable times. Borrower will reimburse Lender upon demand for all reasonable costs and expenses incurred by Lender in connection with any such inspection conducted by Lender while any Default or Event of Default under this Agreement has occurred and is continuing. Borrower irrevocably authorizes Lender to communicate directly with its independent public accountants and irrevocably authorizes and directs such accountants to disclose to Lender any and all information with respect to the business and financial condition of Borrower and each Subsidiary as Lender may from time to time reasonably request in writing.

     (d)     Payment of Taxes.  Borrower will, and it will cause each Subsidiary
             ----------------
to, duly file all Federal, state and local income tax returns and all other tax returns and reports of Borrower or such Subsidiary, as the case may be, which are required to be filed and duly pay and discharge promptly all taxes, assessments and other governmental charges imposed upon it or any of its Property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such tax, assessment or other governmental charge the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such taxes, assessments and governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender.

     (e)     Payment  of  Claims.  Borrower  will,  and  it  will  cause  each
             -------------------
Subsidiary to, promptly pay and discharge (i) all trade accounts payable in accordance with its usual and customary business practices as in effect on the date of this Agreement (but in no event later than thirty (30) days after the due date thereof) and (ii) all claims for work, labor or materials which if unpaid might become a Lien upon any of its Property or assets; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such account payable or claim the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such accounts payable and claims forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender.

     (f)     Corporate  Existence.  Borrower  will,  and  it  will  cause  each
             --------------------
Subsidiary to, do all things necessary to (i) preserve and keep in full force and effect at all times its corporate existence and all permits, licenses, franchises and other rights material to its business and (ii) be duly qualified to do business and be in good standing in all jurisdictions where the nature of its business or its ownership of Property requires such qualification except for those jurisdictions in which the failure to qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

     (g)     Maintenance  of  Property.  Borrower  will,  and it will cause each
             -------------------------
Subsidiary to, at all times, preserve and maintain all of the Property used or useful in the conduct of its business in good condition, working order and repair, ordinary wear and tear excepted.

     (h)     Compliance with Laws, Regulations, Etc.  Borrower will, and it will
             ---------------------------------------
cause each Subsidiary to, comply with any and all laws, ordinances and governmental and regulatory rules and regulations to which Borrower or such Subsidiary, as the case may be, is subject (including, without limitation, all Occupational Safety and Health Laws and all Environmental Laws) and obtain any and all licenses, permits, franchises and other governmental and regulatory authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a Material Adverse Effect.

     (i)     Environmental  Matters.  Borrower  shall give Lender prompt written
             ----------------------
notice of (i) any Environmental Claim or any other action or investigation with respect to the existence or potential existence of any Hazardous Substances instituted or threatened with respect to Borrower or any Subsidiary or any of the Properties or facilities owned, leased or operated by Borrower or any Subsidiary which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect and (ii) any condition or occurrence on any of the Properties or facilities owned, leased or operated by Borrower or any Subsidiary which constitutes a violation of any Environmental Laws or which gives rise to a reporting obligation or requires removal or remediation under any Environmental Laws. Within thirty (30) days after the giving of any such notice, Borrower shall deliver to Lender Borrower's plan with respect to removal or remediation and Borrower agrees to take all action which is reasonably necessary in connection with such action, investigation, condition or occurrence in accordance with such plan with due diligence and to complete such removal or remediation as promptly as possible and in all events within the time required by any Environmental Laws or any other applicable law, rule or regulation. Borrower shall promptly provide Lender with copies of all documentation relating thereto, and such other information with respect to environmental matters as Lender may request from time to time.

     (j)     ERISA  Compliance.  If  Borrower,  any  Subsidiary  or  any  ERISA
             -----------------
Affiliate shall have any Pension Plan, Borrower, such Subsidiary or such ERISA Affiliate, as the case may be, shall comply with all requirements of ERISA relating to such Pension Plan. Without limiting the generality of the foregoing, Borrower will not, and it will not cause or permit any Subsidiary or any ERISA Affiliate to:

          (i) permit any Pension Plan maintained by Borrower, any Subsidiary or any ERISA Affiliate to engage in any nonexempt "prohibited transaction," as such term is defined in Section 4975 of the Code;

          (ii) permit any Pension Plan maintained by Borrower, any Subsidiary or any ERISA Affiliate to incur any "accumulated funding deficiency",
as  such  term  is defined in Section 302 of ERISA, 29 U.S.C.   1082, whether or
not  waived;

          (iii) terminate any Pension Plan in a manner which could result in the imposition of a Lien on any Property of Borrower, any Subsidiary or any ERISA Affiliate pursuant to Section 4068 of ERISA, 29 U.S.C. 1368; or

          (iv) take any action which would constitute a complete or partial withdrawal from a Multi-Employer Plan within the meaning of Sections 4203 or 4205 of Title IV of ERISA.

     Notwithstanding any provision contained in this Section 5.01(j) to the contrary, an act by Borrower or any Subsidiary shall not be deemed to constitute a violation of this Section 5.01(j) unless the Lender determines in good faith that said action, individually or cumulatively with other acts of Borrower and its Subsidiaries, has or could reasonably be expected to have a Material Adverse Effect.

     (k)     Notices.  Borrower  will  notify  Lender  in  writing of any of the
             -------
following within three (3) Business Days after any officer of Borrower has actual knowledge thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

          (i) the occurrence of any Default or Event of Default under this Agreement;

          (ii) the occurrence of any default or event of default by Borrower, any other Obligor or any Subsidiary under any note, indenture, loan agreement, mortgage, deed of trust, security agreement, lease or other similar agreement, document or instrument to which Borrower, any other Obligor or any Subsidiary, as the case may be, is a party or by which it is bound or to which it is subject;

          (iii) the institution of any litigation, arbitration proceeding or governmental or regulatory proceeding affecting Borrower, any other Obligor or any Subsidiary, whether or not considered to be covered by insurance, in which the prayer or claim for relief seeks recovery of an amount in excess of $100,000.00 (or, if no dollar amount is specified in the prayer or claim for relief, in which there is a reasonable likelihood of recovery of an amount in excess of $100,000.00) or any form of equitable relief;

          (iv) the entry of any judgment or decree against Borrower, any other Obligor or any Subsidiary;

          (v) the occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary from any Multi-Employer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary with respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries;

          (vi) the occurrence of any material adverse change in the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, any other Obligor or any Subsidiary;

          (vii) any change in the name of Borrower, any other Obligor or any Subsidiary;

          (viii) any proposed opening, closing or other change of any place of business of Borrower, any other Obligor or any Subsidiary;

          (ix) any material change in Borrower's or any Subsidiary's line(s) of business;

          (x)     the  occurrence  of  any  Change  of  Control  Event;  and

          (xi) any notices required to be provided pursuant to other provisions of this Agreement and notice of the occurrence of such other events as Lender may from time to time reasonably specify.

     (l)     Insurance.  Borrower  will,  and  it will cause each Subsidiary to,
             ---------
insure all of its Property of the character usually insured by corporations engaged in the same or similar businesses similarly situated, against loss or damage of the kind customarily insured against by such corporations, unless higher limits or coverage are reasonably required in writing by Lender, and carry adequate liability insurance and other insurance of a kind and in an amount generally carried by corporations engaged in the same or similar businesses similarly situated, unless higher limits or coverage are reasonably required in writing by Lender. All insurance required by this Section 5.01(l) shall be with insurers rated A-XI or better by A.M Best Company (or accorded a similar rating by another nationally or internationally recognized insurance rating agency of similar standing if A.M. Best Company is not then in the business of rating insurers or rating foreign insurers) or such other insurers as may from time to time be reasonably acceptable to Lender. All such insurance may be subject to reasonable deductible amounts. UNLESS BORROWER PROVIDES EVIDENCE OF THE INSURANCE COVERAGE REQUIRED UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, LENDER MAY PURCHASE INSURANCE AT BORROWER'S EXPENSE TO PROTECT LENDER'S INTEREST IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER'S INTERESTS. THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAY MAKE OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH THE COLLATERAL. BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS. IF LENDER PURCHASES INSURANCE FOR THE COLLATERAL, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE
PLACEMENT OF INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE BORROWER'S OBLIGATIONS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN.

     (m)     Further  Assurances.  Borrower  will execute and deliver to Lender,
             -------------------
at any time and from time to time, any and all further agreements, documents and instruments, and take any and all further actions which may be required under applicable law, or which Lender may from time to time reasonably request, in order to effectuate the transactions contemplated by this Agreement and the other Transaction Documents.

     (n)     Accountant.  Borrower  will give Lender prompt notice of any change
             ----------
of Borrower's independent certified public accountants and a statement of the reasons for such change. Borrower shall at all times utilize independent certified public accountants reasonably acceptable to Lender.

     (o)     Financial  Covenants.
             --------------------

          (i)     Maximum  Consolidated  Debt  to  Consolidated  EBITDAR  Ratio.
                  -------------------------------------------------------------
Borrower will have a Consolidated Debt to Consolidated EBITDAR Ratio of (A) not more than 5.0 to 1.0 as of December 31, 2000 with respect to the fiscal year (or short period) of Borrower ending December 31, 2000 and (B) not more than the ratio set forth below as of the last day of the fiscal quarter period of Borrower ending on the applicable date set forth below:

     Date                                          Ratio
     ----                                          -----
     March  31,  2001                           4.0  to  1.0
     June  30,  2001                            4.0  to  1.0
     September  30,  2001                       4.0  to  1.0
     December  31,  2001                        4.0  to  1.0
     March  31,  2002                           3.0  to  1.0
     June  30,  2002                            3.0  to  1.0
     September  30,  2002                       3.0  to  1.0
     December  30,  2002                        3.0  to  1.0
     Each  March  31,  June  30,
     September  30  and  December  31
     thereafter                                 2.5  to  1.0

          (ii)     Minimum  Consolidated Fixed Charges Coverage Ratio.  Borrower
                   --------------------------------------------------
will  have  a  Consolidated Fixed Charges Coverage Ratio of (A) at least 1.25 to
1.0 for the fiscal year (or short period) of Borrower ending December 31, 2000 and (B) at least 1.25 for each period of four (4) consecutive fiscal quarters of Borrower commencing with the four (4) consecutive fiscal quarter period ending March 31, 2001.

     5.02     Negative  Covenants  of  Borrower.  Borrower  covenants and agrees
              ---------------------------------
that, so long as Lender has any obligation to make any Revolving Credit under this Agreement, any Letter of Credit remains outstanding or any of the Borrower's Obligations remain unpaid, unless the prior written consent of Lender is obtained:

     (a)     Limitation  on  Indebtedness.  Borrower  will  not, and it will not
             ----------------------------
cause or permit any Subsidiary to, incur or be obligated on any Indebtedness, either directly or indirectly, by way of Guarantee, suretyship or otherwise, other than:

          (i)     the  Borrower's  Obligations;

          (ii) unsecured trade accounts payable and other normal accruals incurred in the ordinary course of business which are not more than thirty (30) days past due (provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such account payable or other accrual the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such accounts payable and accruals forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender);

          (iii) Indebtedness existing as of the date of this Agreement and listed on Schedule 4.10 attached hereto (without giving effect to any amendments
          -------------
to  Schedule  4.10  after  the  date  of  this  Agreement);

          (iv)     Subordinated  Indebtedness;

          (v) purchase money Indebtedness incurred solely with respect to and in the amount of a Permitted Lien under subsection (g) of the definition of "Permitted Lien"; and

          (vi) other Indebtedness not otherwise permitted by this Section 5.02(a) in an amount not to exceed $25,000.00 in the aggregate at any one time outstanding for Borrower and all of its Subsidiaries on a combined basis.

     (b)     Limitation  on  Liens.  Borrower  will  not,  and will not cause or
             ---------------------
permit any Subsidiary to, create, incur or assume, or suffer to be incurred or to exist, any Lien on any of its or their Property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for Permitted Liens.

     (c)     Consolidation,  Merger,  Sale  of  Assets,  Etc.
             ------------------------------------------------

          (i) Borrower will not, and it will not cause or permit any Subsidiary to, directly or indirectly merge or consolidate with or into any other Person or permit any other Person to merge into or with or consolidate with it.

          (ii) Borrower will not, and will not cause or permit any Subsidiary to, (A) sell, assign, lease, transfer, abandon or otherwise dispose of any of its Property (including, without limitation, any shares of capital stock of a Subsidiary owned by Borrower or another Subsidiary) or (B) issue, sell or otherwise dispose of any shares of capital stock of any Subsidiary, except for
(1) sales of Inventory in the ordinary course of business (which does not include a transfer of Inventory in partial or total satisfaction of any Indebtedness), (2) sales of fixed assets which are obsolete, worn-out or otherwise not used or useable in the ordinary course of its business, so long as the net proceeds thereof are used solely to purchase replacement fixed assets or assets of comparable quality or to pay or prepay (y) in the case of assets sales by Borrower, Debt secured by Permitted Liens encumbering the assets being sold or the Borrower's Obligations and (z) in the case of asset sales by a Subsidiary, Debt of such Subsidiary and (3) other sales of fixed assets which are not used or useable in the ordinary course of its business, so long as the gross sale proceeds from all such asset sales by Borrower and all of its Subsidiaries on a combined basis does not exceed $100,000.00 in the aggregate in any fiscal year.

     (d)  Sale  and  Leaseback Transactions.  Borrower will not, and it will not
          ---------------------------------
cause or permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby Borrower or such Subsidiary shall in one or more related transactions sell, transfer or otherwise dispose of any Property owned by Borrower or such Subsidiary to any Person and then rent or lease, as lessee, such Property or any part thereof for a period or periods which in the aggregate would exceed twelve (12) months from the date of commencement of the lease term.

     (e)     Sale  or  Discount  of Accounts. Borrower will not, and it will not
             -------------------------------
cause or permit any Subsidiary to, sell or discount (other than prompt payment discounts granted in the ordinary course of business) any of its notes or accounts receivable or chattel paper.

     (f)     Transactions  with  Affiliates.  Borrower will not, and it will not
             ------------------------------
cause or permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of Property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

     (g)     Changes  in Nature of Business.  Borrower will not, and it will not
             ------------------------------
cause or permit any Subsidiary to, engage in any business if, as a result, the general nature of the business which would then be engaged in by Borrower and its Subsidiaries, considered as a whole, would be substantially changed from the general nature of the business engaged in by Borrower and its Subsidiaries as of the date of this Agreement, which is the business of emergency air medical transportation services.

     (h)     Fiscal  Year.  Borrower  will  not, and it will not cause or permit
             ------------
any  Subsidiary  to,  change  its  fiscal  year.

     (i)     Stock  Redemptions  and  Distributions.  Borrower  will not, and it
             --------------------------------------
will not cause or permit any Subsidiary to, declare or incur any liability to make any Distribution in respect of the capital stock of Borrower or the capital stock of such Subsidiary, as the case may be, except that (i) each wholly-owned Subsidiary shall be permitted to declare and pay cash dividends on their respective capital stock and (ii) so long as no Default or Event of Default under this Agreement has occurred and is continuing or is created by or would result from the payment of such dividends, during each fiscal year, Borrower shall be permitted to declare and pay cash dividends on its capital stock in an aggregate amount not to exceed Borrower's after-tax net income for the immediately preceding fiscal year of Borrower.

     (j)     Pension  Plans.  Borrower will not, and it will not cause or permit
             --------------
any Subsidiary to, (a) permit any condition to exist in connection with any Pension Plan which might constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Pension Plan or (b) engage in, or permit to exist or occur, any other condition, event or transaction with respect to any Pension Plan which could result in the incurrence by Borrower, any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty.

     (k)     Subordinated  Indebtedness.  Borrower  will not make any payment of
             --------------------------
principal, interest or other amount on or with respect to any of its Subordinated Indebtedness to the extent prohibited by the subordination provisions governing the same.

     (l)     Restricted  Investments;  Acquisitions.  Borrower  will not, and it
             --------------------------------------
will not cause or permit any Subsidiary to, directly or indirectly, make any Restricted Investments. Borrower will not, and it will not cause or permit any Subsidiary to, directly or indirectly, make any Acquisitions.

     (m)     Subsidiaries.  Borrower  will  not, and it will not cause or permit
             ------------
any Subsidiary to, create, form or acquire any Subsidiary. If Borrower or any Subsidiary creates, forms or acquires any Subsidiary on or after the date of this Agreement, Borrower or such Subsidiary, as the case may be, will, contemporaneously with the creation, formation or acquisition of such Subsidiary, (i) grant Lender a first priority perfected security interest in and lien on all of the issued and outstanding shares of capital stock of such Subsidiary and (ii) cause such Subsidiary to (A) guaranty the payment and performance of all of the Borrower's Obligations and (B) secure said guaranty with a first priority perfected security interest in and lien on all of the accounts, inventory, documents, instruments, chattel paper, general intangibles, goods, machinery, equipment, investment property, other tangible and intangible personal property and books and records of such Subsidiary and the proceeds thereof, all pursuant to documentation (including, without limitation, an amendment to this Agreement if requested by Lender) in form and substance reasonably satisfactory to Lender.

     (n)     Limitations  on  Restrictive  Agreements. Borrower will not, and it
             ----------------------------------------
will not cause or permit any Subsidiary to, enter into, or permit to exist, any agreement with any Person which prohibits or limits the ability of Borrower or such Subsidiary, as the case may be, to (i) pay dividends or make other distributions or prepay any Indebtedness owed to Borrower and/or any Subsidiary,
(ii) make loans or advances to Borrower and/or any Subsidiary, (iii) transfer any of its Properties to Borrower and/or any Subsidiary (other than with respect to Property subject to Liens permitted by clauses (g) or (h) of the definition of Permitted Liens) or (iv) create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired (other than with respect to Property subject to Liens permitted by clauses (g) or (h) of the definition of Permitted Liens); provided that the foregoing shall not apply to restrictions in effect on the date of this Agreement contained in agreements governing Debt outstanding on the date of this Agreement and listed on Schedule 5.02(q) attached hereto and, if such Debt is renewed, extended or
    -----------------
refinanced, restrictions in the agreements governing the renewed, extended or refinanced Debt (and successive renewals, extensions and refinancings thereof) if such restrictions are no more restrictive in any material respect than those contained in the agreements governing the Debt being renewed, extended or refinanced.

     5.03     Use  of  Proceeds.  Borrower  covenants  and  agrees  that (a) the
              -----------------
proceeds of the Loans will be used solely for the working capital and general corporate purposes of Borrower, (b) no part of the proceeds of any Loan will be used in violation of any applicable law, rule or regulation and (c) no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of any of the Regulations of The Board of Governors of the Federal Reserve System, including, without limitation, Regulations U, T or X thereof, as amended.

SECTION6.  EVENTS  OF  DEFAULT.
------------------------------

     If any of the following (each of the following herein sometimes called an "Event of Default") shall occur and be continuing:

     6.01 Borrower shall fail to pay any of the Borrower's Obligations constituting principal as and when the same shall become due and payable, whether by reason of demand, maturity, acceleration or otherwise;

     6.02 Borrower shall fail to pay any of the Borrower's Obligations constituting interest, fees or other amounts (other than principal) within five
(5) Business Days after the date the same shall first become due and payable, whether by reason of demand, maturity, acceleration or otherwise; or

     6.03 Any representation or warranty of Borrower made in this Agreement, in any other Transaction Document to which Borrower is a party or in any certificate, agreement, instrument or statement furnished or made or delivered pursuant hereto or thereto or in connection herewith or therewith, shall prove to have been untrue or incorrect in any material respect when made or effected;

     6.04 Borrower shall fail to perform or observe any term, covenant or provision contained in Section 2.01(d), Section 5.01(c), Section 5.01(f),
Section 5.01(k), Section 5.01(l), Section 5.01(m), Section 5.01(o), Section 5.02 or Section 5.03;

     6.05 Borrower shall fail to perform or observe any other term, covenant or provision contained in this Agreement (other than those specified in Sections 6.01, 6.02 or 6.03 above) and any such failure shall remain unremedied for fifteen (15) days after the earlier of (a) written notice of default is given to Borrower by Lender or (b) any officer of Borrower obtaining knowledge of such default;

     6.06 This Agreement or any of the other Transaction Documents shall at any time for any reason (other than the termination of this Agreement or such other Transaction Document, as the case may be, in accordance with its terms) cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability thereof shall be contested or denied by Borrower and/or any other Obligor, or if the transactions completed hereunder or thereunder shall be contested by Borrower and/or any other Obligor or if Borrower and/or any other Obligor shall deny that it has any further liability or obligation hereunder or thereunder;

     6.07 Borrower, any other Obligor or any Subsidiary shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (b) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself or of a substantial part of its Property or assets, (d) file an answer admitting the material allegations of a petition filed against itself in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any corporate or other action for the purpose of effecting any of the foregoing;

     6.08 An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of Borrower, any other Obligor or any Subsidiary, or of a substantial part of the Property or assets of Borrower, any other Obligor or any Subsidiary, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator or similar official of Borrower, any other Obligor or any Subsidiary or of a substantial part of the Property or assets of Borrower, any other Obligor or any Subsidiary or (c) the winding-up or liquidation of Borrower, any other Obligor or any Subsidiary; and such proceeding or petition shall continue undismissed for thirty (30) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) consecutive days;

     6.09 Any "Event of Default" (as defined therein) shall occur under or within the meaning of the Security Agreement;

     6.10 Any "Event of Default" (as defined therein) shall occur under or within the meaning of the Missouri Deed of Trust;

     6.11 Any "Event of Default" (as defined therein) shall occur under or within the meaning of the Assignment of Leases and Rents;

     6.12 Any "Event of Default" (as defined therein) shall occur under or within the meaning of the Illinois Mortgage;

     6.13 Any default or event of default shall occur under or within the meaning of the Guaranty;

     6.14 The Guaranty shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability thereof shall be contested or denied by any of the Guarantors, or if any of the Guarantors shall deny that it, he or she has any further liability or obligation thereunder or if any of the Guarantors shall fail to comply with or observe any of the terms, provisions or conditions contained in the Guaranty;

     6.15 Borrower, any other Obligor or any Subsidiary shall be declared by Lender to be in default on, or pursuant to the terms of, (a) any other present or future obligation to, or agreement with or in favor of, Lender, including, without limitation, any other loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligation, or (b) any other present or future agreement purporting to convey to Lender a Lien upon any Property of Borrower, such other Obligor or such Subsidiary, as the case may be;

     6.16 The occurrence of any default or event of default under or within the meaning of any agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any Debt of Borrower, any other Obligor or any Subsidiary (other than the Borrower's Obligations) having an aggregate outstanding principal balance in excess of $25,000.00 which is not cured or waived in writing within any applicable cure or grace period (if any);

     6.17 Borrower, any other Obligor or any Subsidiary shall have a judgment entered against it by a court having jurisdiction in the premises and such judgment shall not be appealed in good faith (and execution of such judgment stayed during such appeal) or satisfied by Borrower, such other Obligor or such Subsidiary, as the case may be, within thirty (30) days after the entry of such judgment;

     6.18 The occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary from any Multi-Employer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary with respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries;

     6.19 The institution by Borrower, any ERISA Affiliate or any Subsidiary of steps to terminate any Pension Plan if, in order to effectuate such termination, Borrower, such ERISA Affiliate or such Subsidiary, as the case may be, would be required to make a contribution to such Pension Plan, or would incur a liability or obligation to such Pension Plan, in excess of $25,000.00; or the institution by the PBGC of steps to terminate any Pension Plan; or

     6.20     The  occurrence  of  any  Change  of  Control  Event;

     THEN,  and  in  each  such event (other than an event described in Sections
6.07 or 6.08), Lender may declare that its obligation to make Loans under this Agreement has terminated, whereupon such obligation of Lender shall be immediately and forthwith terminated, and Lender may further declare the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Borrower's Obligations to be forthwith due and payable, whereupon all of the unpaid principal balance of and all accrued and unpaid interest on the Notes and all of such other Borrower's Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have under any of the other Transaction Documents or under applicable law; provided, however, that upon the occurrence of any event described in Sections
6.07 or 6.08, Lender's obligation to make Loans under this Agreement shall automatically terminate and the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Borrower's Obligations shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have under any of the other Transaction Documents or under applicable law. If any Default or Event of Default under this Agreement has occurred and is continuing, in addition to all of Lender's other rights and remedies under this Agreement and the other Transaction Documents and at law or in equity, Lender shall have the right, in its sole and absolute discretion, to (a) reduce the amount of the Lender's Revolving Credit Commitment, (b) create reserves and/or allowances against Unused Availability and/or Eligible Accounts and/or (c) reduce the advance rates against Eligible Accounts set forth in the definition of the Borrowing Base.

SECTION7.  GENERAL.
------------------

     7.01     No Waiver.  No failure or delay by Lender in exercising any right,
              ---------
remedy, power or privilege under this Agreement or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies provided in this Agreement and in the other Transaction Documents are cumulative and not exclusive of any rights or remedies provided by law. Nothing contained in this Agreement shall in any way affect the right of Lender to exercise any statutory or common law right of banker's lien or set-off.

     7.02     Right  of Set-Off.  Upon the occurrence and during the continuance
              -----------------
of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower) and to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Lender and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower against any and all of the Borrower's Obligations irrespective of whether or not Lender shall have made any demand hereunder or under any of the other Transaction Documents and although such obligations may be contingent or unmatured. Lender agrees to promptly notify Borrower after any such set-off and application made by Lender, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 7.02 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which Lender may have. Nothing contained in this Agreement or any other Transaction Document shall impair the right of Lender to exercise any right of set-off or counterclaim it may have against Borrower and to apply the amount subject to such exercise to the payment of indebtedness of Borrower unrelated to this Agreement or the other Transaction Documents.

     7.03     Cost  and  Expenses.  Borrower  agrees, whether or not any Loan is
              -------------------
made under this Agreement, to pay Lender upon demand for (a) all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Lender in connection with the preparation, documentation, negotiation, execution and/or administration of this Agreement, the Notes and/or any of the other Transaction Documents, (b) all recording, filing and search fees and expenses incurred by Lender in connection with this Agreement and the other Transaction Documents, (c) all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Lender in connection with the (i) the preparation, documentation, negotiation and execution of any amendment, modification, extension, renewal or restatement of this Agreement, the Notes and/or any of the other Transaction Documents, (ii) the preparation of any waiver or consent under this Agreement and/or under any other Transaction Document or (iii) any Default or Event of Default or alleged Default or Event of Default hereunder, (d) if an Event of Default occurs, all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Lender in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom and (e) all other Attorneys' Fees incurred by Lender relating to or arising out of or in connection with this Agreement and/or any other Transaction Document. Borrower further agrees to pay or reimburse Lender for any stamp or other taxes which may be payable with respect to the execution, delivery, recording and/or filing of this Agreement, the Notes or any of the other Transaction Documents. All of the obligations of Borrower under this Section
7.03 shall survive the satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

     7.04     Environmental  Indemnity.  Borrower  hereby  agrees  to defend and
              ------------------------
indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, claims, costs and expenses of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys' fees and expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Lender for, with respect to or as a direct or indirect result of the violation by Borrower or any Subsidiary of any Environmental Laws; or with respect to, or as a direct or indirect result of the presence on or under, or the Release from, properties owned, leased or operated by Borrower and/or any Subsidiary in the conduct of their respective businesses into or upon any land, the atmosphere or any watercourse, body of water or wetland, of any Hazardous Substances or any other hazardous or toxic waste, substance or constituent or other substance (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws); and the provisions of and undertakings and indemnification set out in this Section 7.04 shall survive the satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

     7.05     General  Indemnity.  In  addition  to  the  payment  of  expenses
              ------------------
pursuant to Section 7.03, whether or not the transactions contemplated hereby shall be consummated, Borrower hereby agrees to defend, indemnify, pay and hold Lender and any holder(s) of the Notes, and the officers, directors, employees, agents and affiliates of Lender and such holder(s) (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnitees, in any manner relating to or arising out of this Agreement, any of the other Transaction Documents or any other agreement, document or instrument executed and delivered by Borrower or any other Obligor in connection herewith or therewith, the statements contained in any commitment letters delivered by Lender, Lender's agreement to make the Loans under this Agreement or the use or intended use of the proceeds of any Loan under this Agreement (collectively, the "indemnified liabilities"); provided that Borrower
                                                          --------
shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction in a final nonappealable order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 7.05 shall survive satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

     7.06     Authority  to Act.  Lender shall be entitled to act on any notices
              -----------------
and instructions (telephonic or written) believed by Lender in good faith to have been sent or delivered by any person authorized to act on behalf of Borrower pursuant hereto, regardless of whether such notice or instruction was in fact delivered by a person authorized to act on behalf of Borrower, and Borrower hereby agrees to defend and indemnify Lender and hold Lender harmless from and against any and all losses and expenses, if any, ensuing from any such action.

     7.07     Notices.  Any  notice,  request,  demand, consent, confirmation or
              -------
other communication under this Agreement shall be in writing and delivered in person or sent by telecopy or registered or certified mail, return receipt requested and postage prepaid, to the applicable party at its address or telecopy number set forth on the signature page(s) of this Agreement, or at such other address or telecopy number as any party hereto may designate as its address for communications under this Agreement by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by telecopy, or on the third (3rd) Business Day after the day on which mailed, if sent by registered or certified mail.

     7.08     Consent  to  Jurisdiction;  Waiver of Jury Trial.  BORROWER HEREBY
              ------------------------------------------------
IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT SITTING IN THE CITY OR COUNTY OF ST. LOUIS, MISSOURI OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, AS LENDER MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (D) WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (E) WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY REGISTERED MAIL SENT TO BORROWER AT ITS ADDRESS REFERENCED IN SECTION 7.07. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND LENDER ARE PARTIES RELATING TO OR
ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

     7.09     Governing  Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

     7.10     Amendments  and  Waivers.  Any  provision of this Agreement may be
              ------------------------
amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Lender.

     7.11     References;  Headings for Convenience.  Unless otherwise specified
              -------------------------------------
herein, all references herein to Section numbers refer to Section numbers of this Agreement, all references herein to Exhibits "A", "B", "C" and "D" refer to
                                         --------
annexed  Exhibits  "A", "B", "C" and "D" which are hereby incorporated herein by
         --------
reference  and  all references herein to Schedules 2.02, 4.05, 4.08, 4.10, 4.12,
                                         ---------
4.16,  4.17  and  4.18  refer to annexed Schedules 2.02, 4.05, 4.08, 4.10, 4.12,
                                         ---------
4.16, 4.17 and 4.18 which are hereby incorporated herein by reference. The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Agreement.

     7.12     Successors and Assigns.  The provisions of this Agreement shall be
              ----------------------
binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign or otherwise transfer any of its rights or delegate any of its obligations under this Agreement.

     7.13     NO  ORAL  AGREEMENTS;  ENTIRE  AGREEMENT.  ORAL  AGREEMENTS  OR
              ----------------------------------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH AGREEMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

     7.14     Severability.  In  the  event  any  one  or more of the provisions
              ------------
contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7.15     Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts (including telecopy counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.16     Resurrection  of  the  Borrower's Obligations.  To the extent that
              ---------------------------------------------
Lender receives any payment on account of any of the Borrower's Obligations, and any such payment(s) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or Federal law, common law or equitable cause, then, to the extent of such payment(s) received, the Borrower's Obligations or part thereof intended to be satisfied and any and all Liens upon or pertaining to any Property or assets of Borrower and theretofore created and/or existing in favor of Lender as security for the payment of such Borrower's Obligations shall be revived and continue in full force and effect, as if such payment(s) had not been received by Lender and applied on account of the Borrower's Obligations.

     7.17     Independence of Covenants.  All of the covenants contained in this
              -------------------------
Agreement and the other Transaction Documents shall be given independent effect so that if a particular action, event or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the provisions of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken, such event occurs or such condition exists.

     7.18     Subsidiary  Reference.  Any  reference  in  this  Agreement  to  a
              ---------------------
Subsidiary of Borrower, and any financial definition, ratio, restriction or other provision of this Agreement which is stated to be applicable to Borrower and its Subsidiaries or which is to be determined on a "consolidated" or "consolidating" basis, shall apply only to the extent Borrower has any Subsidiaries and, where applicable, to the extent any such Subsidiaries are consolidated with Borrower for financial reporting purposes in accordance with GAAP.

     7.19     Compliance  with  Usury  Laws.  It  is  the intent of Borrower and
              -----------------------------
Lender in the execution and performance of this Agreement, the Notes and the other Transaction Documents to contract in strict compliance with any and all applicable usury laws, including conflicts of law concepts, governing the Loans. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in this Agreement, the Notes or any of the other Transaction Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the highest rate permitted by applicable law (the "Highest Lawful Rate") and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Agreement, the Notes or any of the other
Transaction Documents; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received or paid on the Loans include amounts which by applicable law are deemed interest which would exceed the Highest Lawful Rate, then such excess shall be deemed to be a mistake and Lender shall credit the same on the principal balance of the Loans hereunder (or if all of the Borrower's Obligations shall have been paid in full, refund said excess to Borrower). In the event of demand for payment of the Notes and/or any of the other Borrower's Obligations by Lender, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Highest Lawful Rate and any excess interest, if any, provided for in this Agreement, the Notes or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited against the principal balance of the Loans hereunder (or, if all of the Borrower's Obligations shall have been repaid in full, refunded to Borrower). The provisions of the section shall control over all other provisions of this Agreement, the Notes and/or the other Transaction Documents which may be in apparent conflict herewith.





                         [Signatures appear on page 40]

                    [Signatures appear on the following page]

     IN WITNESS WHEREOF, Borrower and Lender have executed this Loan Agreement as of the date first set forth above.


                                        ARCH  AIR  MEDICAL  SERVICE,  INC.


                                        By  /s/  Aaron  D.  Todd
                                        ----------------------------------
                                        Title:  CFO
                                                --------------------------

                                        Address:

                                        2207  Scott  Avenue
                                        St.  Louis,  Missouri  63103

                                        Telecopy  number:  (303)  790-4780
                                                           ---------------


                                        FIRSTAR  BANK,  N.A.


                                        By  /s/  L.  Alec  Blanc  III
                                        -------------------------
                                        Title:  Vice  President
                                        ---------------

                                        Address:

                                        One  Firstar  Plaza
                                        St.  Louis,  Missouri  63101
                                        Attention:  Service  Industries  Group

                                        Telecopy  number:  (314)  418-8394

                                  SCHEDULE 2.02
                                  -------------

                             Authorized Individuals
                             ----------------------


                                  George Belsey
                                 David Dolstein
                                   Aaron Todd

                                  SCHEDULE 4.05
                                  -------------

                                   Litigation
                                   ----------


                                      NONE.

                                  SCHEDULE 4.08
                                  -------------

                                  Subsidiaries
                                  ------------


                                      NONE.

                                  SCHEDULE 4.10
                                  -------------

                  Other Debt, Guarantees and Capitalized Leases
                  ---------------------------------------------


                                      NONE.

                                  SCHEDULE 4.12
                                  -------------

                                 Existing Liens
                                 --------------

Those certain liens being granted on or about the date of this Agreement to C.I.T. Leasing Corporation on seven aircraft being purchased by Borrower from Area Rescue Consortium of Hospitals.

                                  SCHEDULE 4.16
                                  -------------

                  Patents, Trademarks, Copyrights and Licenses
                  --------------------------------------------


                                      NONE.

                                  SCHEDULE 4.17
                                  -------------

                   Environmental and Health and Safety Matters
                   -------------------------------------------


                                      NONE.

                                  SCHEDULE 4.18
                                  -------------

                              Existing Investments
                              --------------------


                                      NONE.

                                    EXHIBIT A
                                    ---------

                       Form of Borrowing Base Certificate
                       ----------------------------------

     This Borrowing Base Certificate is delivered pursuant to Section 2.01(c) of that certain Loan Agreement dated as of April 25, 2000, by and between ARCH Air Medical Service, Inc., a Missouri corporation, and Firstar Bank, N.A., a national banking association ("Lender"), as the same may from time to time be amended, modified, extended, renewed or restated (the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     Borrower hereby represents and warrants to the Lender that the following information is true, correct and complete in all material respects as of,:

1.     Total  Accounts  of  the  Borrower                          $
                                                                  --------------
2.     Ineligible  Accounts  of  the  Borrower:

     (a)     Accounts  which  remain  unpaid  for  more  than
             120  days  after  their  original  invoice  dates  and
             Accounts  which  are  not  due  and  payable  within
             120  days  after  their  invoice  dates               $
                                                                  --------------
     (b)     10%  Cross-Aging                                      $
                                                                  --------------
     (c)     Affiliate  Accounts                                   $
                                                                  --------------
     (d)     Contra  Accounts                                      $
                                                                  --------------
     (e)     Government  Accounts                                  $
                                                                  --------------
     (f)     Other                                                 $
                                                                  --------------
     (g)     Total  Ineligible  Accounts  [Sum  of  Items  2(a),  2(b)
          2(c),  2(d),  2(e)  and  2(f)]                           $
                                                                  --------------

3.     Eligible  Accounts  of  the  Subsidiaries  of  Borrower
     [Sum  of  Item  1  minus  Item  2(g)]                         $
                                                                  --------------

4.     Borrowing  Base  [80%  of  Item  3]                         $
                                                                  --------------
5.     Revolving  Credit  Commitment  of  Lender
                                                                   $1,500,000.00
                                                                  --------------
6.     Borrower's  Maximum  Revolving  Credit  Availability
       (Lesser  of  Item  4  or  Item  5)                          $
                                                                  --------------

7.     Total  Revolving  Credit  Outstandings                      $
                                                                  --------------

8.     Unused  Revolving  Credit  Availability  [Item  6  minus  Item  7]
                                                                   $
                                                                  --------------
     [Negative  amount  requires  mandatory  repayment]            $
                                                                  --------------

     If Item 8 above is negative, this Certificate is accompanied by the mandatory repayment required by Section 2.01(d) of the Loan Agreement.

     This Borrowing Base Certificate is dated       the day of          ,     .
                                             -------          ---------- -----

                                              ARCH  AIR  MEDICAL  SERVICE,  INC.


                                              By
                                                 -------------------------------
                                              Title:
                                                 -------------------------------

                                    ---------
                                    EXHIBIT B
                                    ---------

                          Form of Revolving Credit Note
                          -----------------------------

                                    EXHIBIT C
                                    ---------

                             Form of Term Loan Note
                             ----------------------

                                    EXHIBIT D
                                    ---------


                            _________________, 20___


Firstar  Bank,  N.A.
One  Firstar  Plaza
St.  Louis,  Missouri  63101
Attn.:  Service  Industries  Group


Ladies  and  Gentlemen:


     Reference is hereby made to that certain Loan Agreement dated ___________, 2000, by and between you and the undersigned, as the same may from time to time amended, modified, extended, renewed or restated (the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     Parent  and Borrower hereby certifies to Lender that as of the date hereof:

     (a) except as set forth below, all of the representations and warranties made by Parent, Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof:

Exceptions:  ___________________________________________________________________
________________________________________________________________________________
___________________________________________________________;

     (b) except as set forth below, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing:

Exceptions:  ___________________________________________________________________
________________________________________________________________________________
___________________________________________________________;

     (c) the financial statements of Parent, Borrower and respective Subsidiaries delivered to you with this letter are true, correct and complete and have been prepared in accordance with GAAP consistently applied (subject, in the case of any interim financial statements, to normal year-end adjustments and absence of footnote disclosures); and

     (d) Schedule 1 to this letter is a determination of Borrower's compliance with the financial covenants set forth in Section 5.01(o) of the Loan Agreement as of _________, ____, in each case calculated in accordance with the Loan Agreement.

     (e) Schedule 2 to this letter is a determination of Parent's compliance with the financial covenants set forth in the Guaranty as of ________________, __________, in each case calculated in accordance with the Guaranty.

                                              Very  truly  yours,

                                              ARCH  AIR  MEDICAL  SERVICE,  INC.

                                              By
                                                --------------------------------
                                              Title:
                                                --------------------------------

                                              AIR  METHODS  CORPORATION

                                              By
                                                --------------------------------
                                              Title:
                                                --------------------------------

                                   SCHEDULE 1
                                   ----------

                                    Borrower
                         Financial Covenant Information
                               as of           , 2000
                           --------------------------


Financial  Covenant                  Actual                  Required
-------------------                  ------                  --------

                                   SCHEDULE 2
                                   ----------
                                     Parent
                         Financial Covenant Information
                               as of           , 2000
                           --------------------------


Financial  Covenant                  Actual                  Required
-------------------                  ------                  --------